Free Writing Prospectus
                                                    Filed Pursuant to Rule 433
                                      Registration Statement No. 333-120274-38

GSAA 05-15 -- New Issue Announcement (external) GS Lead Manager & Sole Bookrunner 879.110mm approx

Class S&P/Moodys  Size(mm) Grp  Cr.Spt  AvL   Prin.Wndw    Guidance
 1A1  AAA/Aaa     243.018   I   15.45   2.42  01/06-05/12  Not offered
 1A2  AAA/Aaa      27.002   I    6.05   2.42  01/06-05/12  1mL+32a
 2A1  AAA/Aaa     330.189   II   6.05   1.00  01/06-03/08  1mL+9a
 2A2  AAA/Aaa     106.236   II   6.05   3.00  03/08-12/09  1mL+24a
 2A3  AAA/Aaa     127.829   II   6.05   5.60  12/09-05/12  1mL+34a
 M-1  AA+/Aa1      10.655  ALL   4.85   4.42  02/09-05/12  1mL+43a
 M-2   AA/Aa2       6.215  ALL   4.15   4.41  02/09-05/12  1mL+45a
 M-3  AA-/Aa3       5.327  ALL   3.55   4.41  02/09-05/12  1mL+47a
 M-4   A+/A1        4.883  ALL   3.00   4.41  02/09-05/12  1mL+61a
 M-5    A/A2        4.439  ALL   2.50   4.38  01/09-05/12  1mL+64a
 M-6   A-/A3        4.439  ALL   2.00   4.32  01/09-05/12  1mL+72a
 B-1  BBB+/Baa1     4.439  ALL   1.50   4.15  01/09-10/11  1mL+165a
 B-2  BBB-/Baa3     4.439  ALL   1.00   3.82  01/09-01/11  1mL+200/325a

Expected deal timing:
Intex Preprice: Dealname GSAA0515, Password ABBA
Launch/Price: on or before Dec 9
Settle: Dec 29

Termsheet - attached

GS Structured Products Global Syndicate
Europe: Mitch Resnick & Tets Ishikawa +44 (0)20 7774-3068
Asia: Omar Chaudhary +81 (3) 6437-7198
N. America: Bunty Bohra, Scott Wisenbaker, Scott Walter & Tony Kim +1 (212) 902-7645

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus.

                                    Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------

                            GSAA 2005-15 TERM SHEET
                            -----------------------



                   IMPORTANT NOTICE REGARDING THE CONDITIONS
                 FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.






    IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

  ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF
   THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION
   OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR
     COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING
       CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN
  AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA
                         BLOOMBERG OR ANOTHER SYSTEM.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------

                                 $879,110,000
                                 (Approximate)
                        GSAA Home Equity Trust 2005-15
                    GS Mortgage Securities Corp., Depositor
                           Asset-Backed Certificates

Overview of the Offered Certificates
------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                       Estimated
                                                            Expected                     Avg.
                   Approximate                 Primary       Credit         Initial      Life        Principal      S&P /Moody's
                    Principal    Certificate  Collateral    Support      Pass-Through    (yrs)    Payment Window      Expected
 Certificates      Balance(1)       Type        Group         (3)          Rate (4)        (5)        (5) (6)         Ratings
----------------------------------------------------------------------------------------------------------------------------------
      1A1           $243,018,000     Sr       Group I (2)    15.45%      LIBOR + [ ]%     2.42      01/06-05/12       AAA/Aaa
      1A2            $27,002,000     Sr       Group I (2)     6.05%      LIBOR + [ ]%     2.42      01/06-05/12       AAA/Aaa
      2A1           $330,189,000     Sr      Group II (2)     6.05%      LIBOR + [ ]%     1.00      01/06-03/08       AAA/Aaa
      2A2           $106,236,000     Sr      Group II (2)     6.05%      LIBOR + [ ]%     3.00      03/08-12/09       AAA/Aaa
      2A3           $127,829,000     Sr      Group II (2)     6.05%      LIBOR + [ ]%     5.60      12/09-05/12       AAA/Aaa
      M-1            $10,655,000     Sub    Group I and II    4.85%      LIBOR + [ ]%     4.42      02/09-05/12       [AA+]Aa1
      M-2             $6,215,000     Sub    Group I and II    4.15%      LIBOR + [ ]%     4.41      02/09-05/12       [AA]/Aa2
      M-3             $5,327,000     Sub    Group I and II    3.55%      LIBOR + [ ]%     4.41      02/09-05/12      [AA-]/Aa3
      M-4             $4,883,000     Sub    Group I and II    3.00%      LIBOR + [ ]%     4.41      02/09-05/12       [A+]/A1
      M-5             $4,439,000     Sub    Group I and II    2.50%      LIBOR + [ ]%     4.38      01/09-05/12        [A]/A2
      M-6             $4,439,000     Sub    Group I and II    2.00%      LIBOR + [ ]%     4.32      01/09-05/12       [A-]/A3
      B-1             $4,439,000     Sub    Group I and II    1.50%      LIBOR + [ ]%     4.15      01/09-10/11     [BBB+]/Baa1
      B-2             $4,439,000     Sub    Group I and II    1.00%      LIBOR + [ ]%     3.82      01/09-01/11     [BBB-]/Baa3
----------------------------------------------------------------------------------------------------------------------------------
     TOTAL          $879,110,000
----------------------------------------------------------------------------------------------------------------------------------

Overview of the Non-offered Certificates
----------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
      B-3             $4,439,000     Sub     Group I and II   0.50%          [ ]%          N/A          N/A             N/A
----------------------------------------------------------------------------------------------------------------------------------

(1) The initial aggregate principal balance of the Principal Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the Principal Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month at 6% CPR.
(2) The Class 1A1, Class 1A2, Class 2A1, Class 2A2 and Class 2A3 Certificates are entitled to receive principal payments primarily from the primary collateral group indicated. Under certain circumstances, the Class 1A1, Class 1A2, Class 2A1, Class 2A2 and Class 2A3 Certificates may receive principal payments from the other collateral group.
(3)   Fully funded overcollateralization of approximately 0.50%.
(4) See the "Structure of the Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the Principal Certificates.
(5) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.
(6) The stated final maturity date for the certificates is the Distribution Date in January 2036.

Selected Mortgage Pool Data (7)
-------------------------------

-----------------------------------------------------------------------------------------------------------
                                                 Group I               Group II               Aggregate
-----------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                 $288,918,571           $603,737,148           $892,655,719
Number of Mortgage Loans:                           1,346                  2,230                  3,576
Average Scheduled Principal Balance:             $214,650               $270,734               $249,624
Interest Only Loans:                               90.97%                 92.53%                 92.03%
Weighted Average Gross Coupon:                     6.194%                 6.245%                 6.229%
Weighted Average Net Coupon(8):                    5.922%                 5.978%                 5.960%
Non-zero Weighted Average FICO Score:                 712                    714                    713
Weighted Average Original LTV Ratio:               77.94%                 77.70%                 77.78%
Weighted Average Stated Remaining Term                359                    359                    359
(months):
Weighted Average Seasoning (months):                    1                      1                      1
Weighted Average Months to Roll:                       57                     53                     54
Weighted Average Gross Margin:                      2.41%                  2.48%                  2.46%
Weighted Average Initial Rate Cap:                  4.76%                  4.60%                  4.65%
Weighted Average Periodic Rate Cap:                 1.73%                  1.61%                  1.65%
Weighted Average Gross Maximum Lifetime            11.42%                 11.56%                 11.52%
Rate:
-----------------------------------------------------------------------------------------------------------

(7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.




------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------


Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of Alt-A type, adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by Countrywide Home Loans, Inc. ("Countrywide") (50.76%), GreenPoint Mortgage Funding, Inc. ("GreenPoint") (30.21%) and National City Mortgage Co. ("NatCity") (19.03%).

o The Mortgage Loans will be serviced or sub-serviced by Countrywide Home Loans Servicing LP ("Countrywide Servicing") (50.76%), GreenPoint (30.21%) and NatCity (19.03%).

o Credit support for the certificates will be provided through a senior/subordinate structure, upfront fully funded overcollateralization of approximately 0.50%, excess spread and mortgage insurance.

o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as GSAA0515 and on Bloomberg as GSAA 05-15.

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $879,110,000. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 4.8500% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider. See page 24 for swap agreement details.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.



Time Table
----------

Expected Closing Date:                December 29, 2005

Cut-Off Date:                         December 1, 2005

Statistical Calculation Date:         November 1, 2005

Expected Pricing Date:                On or before December 9, 2005

First Distribution Date:              January 25, 2006

Key Terms
---------

Offered Certificates:                 Class A, Class M, Class B-1 and Class B-2 Certificates

Non-Offered Certificates:             Class B-3 Certificates, Class X Certificates and Class R Certificates

LIBOR Certificates:                   Class A, Class M, Class B-1 and Class B-2 Certificates

Principal Certificates:               Class A, Class M and Class B Certificates

Class A Certificates:                 Class 1A and Class 2A Certificates

Class 1A Certificates:                Class 1A1 and Class 1A2 Certificates

Class 2A Certificates:                Class 2A1, Class 2A2 and Class 2A3 Certificates

Class M Certificates:                 Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates

Class B Certificates:                 Class B-1, Class B-2 and Class B-3 Certificates

Class R Certificates:                 Class R-1 and Class R-2 Certificates. The Class R Certificates are not being offered hereby.

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------

Depositor:                            GS Mortgage Securities Corp.

Subordinate Certificates:             Class M and Class B Certificates

Underwriter:                          Goldman, Sachs & Co.

Servicers:                            Countrywide, GreenPoint and NatCity

Trustee:                              HSBC Bank USA, National Association

Securities Administrator:             Wells Fargo Bank, N.A.

Master Servicer:                      Wells Fargo Bank, N.A.

Custodian:                            Deutsche Bank National Trust Company

Swap Provider:                        TBD

Servicing Fee Rates:                  25.0 bps (53.91%)

                                      25.0 bps, increasing to 37.5 bps after the initial interest rate adjustment date (43.12%)

                                      37.5 bps (2.97%)

Expense Fee Rate:                     The Servicing Fee Rate and any lender-paid mortgage insurance

Distribution Date:                    25th day of the month or the next Business Day

Record Date:                          For any Distribution Date, the last Business Day of the Interest Accrual Period.

Delay Days:                           24 day delay on the Non-Offered Certificates

                                      0 day delay on the Offered Certificates

Day Count:                            Actual/360 basis for the LIBOR Certificates and 30/360 basis for the Non-Offered
                                      Certificates.

Prepayment Period:                    The calendar month prior to the Distribution Date

Due Period:                           The period commencing on the second day of the calendar month preceding the month in which the
                                      Distribution Date occurs and ending on the first day of the calendar month in which
                                      Distribution Date occurs.

Interest Accrual Period:              For the LIBOR Certificates, from the prior Distribution Date to the day prior to the current
                                      Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date. For the Non-Offered Certificates, the calendar month immediately preceding the then current Distribution Date.

Pricing Prepayment Assumption:        30% CPR

Group I Mortgage Loans:               Approximately $288,918,571 of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac.

Group II Mortgage Loans:              Approximately $603,737,148 of Mortgage Loans with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac.


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------

Excess Spread:                        The initial weighted average net coupon of the mortgage pool will be greater than the interest payments on the Principal Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month at 6% CPR:

                                      Initial Gross WAC (1):                                                   6.22873%
                                         Less Fees & Expenses (2):                                             0.26867%
                                                                                                    -------------------------------
                                      Net WAC (1):                                                             5.96006%

                                         Less Initial Principal Certificate Coupon

                                         (Approx.)(1)(3):                                                      4.52275%

                                         Less Initial Swap Outflow:(3)                                         0.53331%
                                                                                                    -------------------------------
                                      Initial Excess Spread (1):                                               0.90400%

                                      (1)      This amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

                                      (2)      Includes the Servicing Fee and any lender-paid mortgage insurance.

                                      (3)      Assumes 1-month LIBOR equal to 4.3113%, initial marketing spreads and a 30-day month.
                                               This amount will vary on each distribution date based on changes to the weighted average Pass-Through Rates on the Principal Certificates as well as any changes in day count.

Servicer Advancing:                   Yes, as to principal and interest, subject to recoverability.

Compensating Interest:                Each Servicer shall provide Compensating Interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution
                                      Date resulting from voluntary principal prepayments on the Mortgage Loans during the related Prepayment Period and (B) (i) half of its aggregate Servicing Fee received for the related Distribution Date in the case of Countrywide and GreenPoint or (ii) its aggregate
                                      Servicing Fee received for the related Distribution Date in the case of NatCity.

Optional Clean-up Call:               The transaction has a 10% optional clean-up call.

Rating Agencies:                      Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and
                                      Moody's Investors Service, Inc.

Minimum Denomination:                 $50,000 with regard to each of the Offered Certificates.

Legal Investment:                     It is anticipated that the Class A, Class M-1, Class M-2, Class M-3 and the Class R
                                      Certificates will be SMMEA eligible.

ERISA Eligible:                       Underwriter's exemption is expected to apply to the Offered Certificates. However, in addition, for so long as the Swap Agreement is in effect, prospective plan purchasers must be eligible under one or more investor-based exemptions. Prospective purchasers should consult their own counsel.

Tax Treatment:                        All Principal Certificates represent REMIC regular interests subject to certain rights and obligations in respect to the swap agreement; the trustee will treat the rights and obligations in respect of the swap agreement as a position in a notional principal contract.
                                      The Class R-1 and Class R-2 Certificates each represent the residual interest in a REMIC.

Prospectus:                           The Offered Certificates will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                                      Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the
                                      Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the
                                      Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                      PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE
                                      CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------


Structure of the Certificates
-----------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition "Principal Distributions on the Principal Certificates". Prior to the Step-Down Date or so long as a Trigger Event is in effect, all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates and Non-Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates and Non-Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to maintain the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap, and in the case of the Class A Certificates, a Loan Group Cap. Interest will be paid monthly on the Non-Offered Certificates at a specified rate that will step up after the date on which the Optional Clean-up Call is exercisable, subject to the WAC Cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through-Rate attributable to the WAC Cap or the applicable Loan Group Cap will be carried forward with interest at the applicable Pass-Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates. Such carry forward amount will not be paid back after the certificate principal balance of the applicable class has been reduced to zero.

Definitions

Credit Enhancement. The Principal Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 0.50% overcollateralization (fully funded upfront) (after the Step-Down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 1.00% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-Off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Statistical Calculation Date, all of the Mortgage Loans with original LTVs greater than 80% are covered by borrower and/or lender paid mortgage insurance.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the Subordinate Certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (i) the date on which the principal balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of:

(A) the Distribution Date occurring in January 2009; and
(B) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 12.10%.


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
    Class      Initial Subordination Percentage      Step-Down Date Percentage
--------------------------------------------------------------------------------
      A                      6.05%                             12.10%
--------------------------------------------------------------------------------
     M-1                     4.85%                             9.70%
--------------------------------------------------------------------------------
     M-2                     4.15%                             8.30%
--------------------------------------------------------------------------------
     M-3                     3.55%                             7.10%
--------------------------------------------------------------------------------
     M-4                     3.00%                             6.00%
--------------------------------------------------------------------------------
     M-5                     2.50%                             5.00%
--------------------------------------------------------------------------------
     M-6                     2.00%                             4.00%
--------------------------------------------------------------------------------
     B-1                     1.50%                             3.00%
--------------------------------------------------------------------------------
     B-2                     1.00%                             2.00%
--------------------------------------------------------------------------------
     B-3                     0.50%                             1.00%
--------------------------------------------------------------------------------

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Credit Enhancement Percentage for the Class A Certificates (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:


----------------------------------------------------------------------------------------------------------------
          Distribution Date                             Cumulative Realized Loss Percentage:
----------------------------------------------------------------------------------------------------------------
    January 2008 - December 2008      0.250% for the first month, plus an additional 1/12th of 0.500% for each month thereafter (e.g., approximately 0.292% in February 2008)
----------------------------------------------------------------------------------------------------------------
    January 2009 - December 2009      0.750% for the first month, plus an additional 1/12th of 0.250% for each month thereafter (e.g., approximately 0.771% in February 2009)
----------------------------------------------------------------------------------------------------------------
    January 2010 - December 2010      1.000% for the first month, plus an additional 1/12th of 0.250% for each month thereafter (e.g., approximately 1.021% in February 2010)
----------------------------------------------------------------------------------------------------------------
     January 2011 and thereafter                                       1.250%
----------------------------------------------------------------------------------------------------------------

Group I Sequential Trigger Event. A Group I Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-Off Date exceeds 0.75%, or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Step-Up Coupons. For all Principal Certificates the coupon will increase after the first distribution date on which the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance, the margin for the Class M and Class B Certificates other than the Class B-3 Certificates will increase to 1.5 times the margin at issuance, and the Pass-Through Rate on the Class B-3 Certificates will increase by 0.50% per annum.

Class 1A1 Pass-Through Rate. The Class 1A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class 1A2 Pass-Through Rate. The Class 1A2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class 2A1 Pass-Through Rate. The Class 2A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 2A2 Pass-Through Rate. The Class 2A2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------

Class 2A3 Pass-Through Rate. The Class 2A3 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a fixed rate equal to the lesser of (i) [ ]% (increasing by [ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the Interest Accrual Period and
(ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate, if necessary and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12 (calculated on an actual/360 basis with respect to the Offered Certificates and a 30/360 basis with respect to the Class B-3 Certificates).

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate, if necessary and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate, if necessary and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a supplemental interest amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable,
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee Rate, swap payments and certain swap termination payments owed to the swap provider.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees in respect of such Mortgage Loan.

Interest Distributions on the Principal Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

(i) to the Supplemental Interest Trust, swap payments and certain swap termination payments owed to the swap provider, if any;

(ii)   concurrently,

       (A) from the Interest Remittance Amount related to the Group I Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to each class of the Class 1A Certificates), to each class of the Class 1A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class 1A Certificates from prior Distribution Dates; and

       (B) from the Interest Remittance Amount related to the Group II Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to each class of the Class 2A Certificates), to each class of the Class 2A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class 2A Certificates from prior Distribution Dates;

provided, that if the Interest Remittance Amount for any group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or
(B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause
(A) or (B) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest; and

(iv) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Principal Certificates. On each Distribution Date (a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be allocated in the following order of priority:

(i) concurrently, to the Class R-1 and Class R-2 Certificates, the Group II Principal Distribution Amount, until their respective certificate principal balances have been reduced to zero;


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------

(ii)   concurrently,

       (A) concurrently, to the Class 1A1 and Class 1A2 Certificates, the Group I Principal Distribution Amount, allocated pro rata among these Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class 1A1 and Class 1A2 Certificates will be allocated first to the Class 1A1 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 1A2 Certificates, until its certificate principal balance has been reduced to zero; and

       (B) to the Class 2A Certificates, the Group II Principal Distribution Amount, sequentially, to the Class 2A1, Class 2A2 and Class 2A3 Certificates, in that order, until their respective certificate principal balances have been reduced to zero;

provided, that if after making distributions pursuant to paragraphs (A) and
(B) above on any Distribution Date (without giving effect to this proviso) the certificate principal balance of any class of Class A Certificates is reduced to zero (considering the Class 1A1 and Class 1A2 Certificates as one class and the Class 2A1, Class 2A2 and Class 2A3 Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (ii) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (ii), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (A) and (B) above, as applicable), until their respective certificate principal balances have been reduced to zero;

(iii) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraphs (i) and (ii) will be distributed in the following order of priority:

       (A) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero; and

       (B) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(i)    Concurrently,

       (A) to the Class 1A Certificates, allocated pro rata among these Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective certificate principal balances have been reduced to zero; and

       (B) to the Class 2A Certificates, allocated sequentially among these Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class 2A Certificates determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective certificate principal balances have been reduced to zero;

provided, that if after making distributions pursuant to paragraphs (A) and
(B) above on any Distribution Date (without giving effect to this proviso) the certificate principal balance of any class of Class A certificates is reduced to zero (considering the Class 1A1 and Class 1A2 Certificates as one class and the Class 2A1, Class 2A2 and Class 2A3 Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (ii), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (A) and (B) above, as applicable), until their respective certificate principal balances have been reduced to zero;


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------

(ii) the portion of the available Principal Distribution Amount remaining for both loan groups after making the distributions described above in paragraphs (A) and (B) will be distributed sequentially in the following order of priority:

       (A)    sequentially, in ascending numerical order, to the Class M
              Certificates, the lesser of the remaining Principal Distribution
              Amount and the Principal Distribution Amount for each class, until their certificate principal balances have been reduced to zero; and

       (B)    sequentially, in ascending numerical order, to the Class B
              Certificates, the lesser of the remaining Principal Distribution
              Amount and the Principal Distribution Amount for each class, until their certificate principal balances have been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate certificate principal balances of the Class M-1, Class M-2, Class M-3, Class
M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates and the certificate principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A
Certificates are required to be allocated pro rata to the Class 1A
Certificates, on the one hand, and the Class 2A Certificates, on the other hand, based on their respective certificate principal balances, with the principal allocated to the Class 1A1 and Class 1A2 Certificates being allocated pro rata among these Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class 1A1 and Class 1A2 Certificates will be allocated first to the Class 1A1 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 1A2 Certificates, until its certificate principal balance has been reduced to zero, and the principal allocated to the Class 2A Certificates, being allocated pro rata among the Class 2A1, Class 2A2 and Class 2A3 Certificates, until their respective certificate principal balances have been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net
Monthly Excess Cashflow shall be paid as follows:

(i) if and to the extent that the Interest Remittance Amount is insufficient to make the full distributions in respect of interest set forth under the "Interest Distributions on the Principal Certificates" section, above, (x) to the holders of each class of the Class A
       Certificates, any unpaid Accrued Certificate Interest and any unpaid interest shortfall amounts, pro rata among such classes based on their entitlement to those amounts, and then (y) to the holders of each class of the Class M and Class B certificates, any unpaid Accrued Certificate
       Interest, in the order of priority for such classes set forth in such section;

(ii)   sequentially, in ascending numerical order, to the Class M
       Certificates, their unpaid interest shortfall amount;

(iii)  sequentially, in ascending numerical order, to the Class B
       Certificates, their unpaid interest shortfall amount;

(iv)   concurrently, any Class 1A1 Basis Risk Carry Forward Amount to the
       Class 1A1 Certificates, any Class 1A2 Basis Risk Carry Forward Amount to the Class 1A2 Certificates, any Class 2A1 Basis Risk Carry Forward
       Amount to the Class 2A1 Certificates, any Class 2A2 Basis Risk Carry
       Forward Amount to the Class 2A2 Certificates, any Class 2A3 Basis Risk
       Carry Forward Amount to the Class 2A3 Certificates, pro rata based on their respective certificate principal balances, provided that, if for any distribution date, after the allocation of the remaining unpaid
       Basis Risk Carry Forward Amounts to the Class A Certificates, the remaining unpaid Basis Risk Carry Forward Amount for any of the Class A
       Certificates is reduced to zero, any amount of remaining unpaid Basis
       Risk Carry Forward Amount that would have been allocated to that Class
       A Certificate for that Distribution Date will instead be allocated, pro rata, based on their respective remaining unpaid Basis Risk Carry
       Forward Amounts, to the other Class A Certificates to the extent the other Class A Certificates have any remaining unpaid Basis Risk Carry
       Forward Amounts;

(v)    sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class
       M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, any
       Basis Risk Carry Forward Amounts for such classes; and

(vi)   to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest
Trust on a Distribution Date will include: the swap payments owed to the Swap
Provider for such Distribution Date and swap receipts from the Swap Provider for such


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman,
Sachs & Co. imposing any limitation of any kind.

                                      11

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
GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
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

Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the swap provider, any swap payments and certain swap termination payments (other than termination payments where the swap provider is the defaulting party or the sole affected party) owed for such Distribution Date;

(ii)   to the certificateholders, to pay interest according to sections (ii),
       (iii) and (iv) of the "Interest Distributions on the Principal Certificates" section, to the extent unpaid from other available funds;

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Offered Certificates", but only to the extent necessary to cause the overcollateralization to be maintained at the required overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds;

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow" to the extent unpaid, to the extent unpaid from other available funds;

(v) to the swap provider, any termination payments where the swap provider is the defaulting party or the sole affected party owed for such Distribution Date; and

(vi)   to the holders of the Class X certificates, any remaining amounts.

Net Monthly Excess Cashflow. For any Distribution Date, the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-3, Class B-2, Class B-1, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order. An allocation of any Realized Losses to a Subordinate Certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date.

Once realized losses are allocated sequentially to the Class B-3, Class B-2, Class B-1, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, their certificate principal balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of the Class A Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class 1A Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class 2A Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Interest Remittance Amount on the Principal Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee and any lender-paid mortgage insurance.

Basic Principal Distribution Amount. On any Distribution Date, the excess of
(i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Distribution Amount on the Principal Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and
(ii) the Extra Principal Distribution Amount.


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


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
GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class 1A Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class 2A Certificates.

Principal Remittance Amount.  On any Distribution Date, the sum of:

(i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date;

(ii) the principal portion of all partial and full prepayments received during the related prepayment period;

(iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs;

(iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date;

(v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date; and

(vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate and plus swap receipts, if any, and less swap payments, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Principal Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 87.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 90.30% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and
(C) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 91.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


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
GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------

excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the certificate principal balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 92.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the certificate principal balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 94.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), and (F) the certificate principal balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 95.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the certificate principal balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 96.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


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
GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------

of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), and (H) the certificate principal balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 97.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (I) the certificate principal balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 98.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the certificate principal balance of the Class B-2 Certificates (after taking into account any payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (J) the certificate principal balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 99.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


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
GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------


Remaining Prepayment Penalty Term by Product Type(1) (2)
--------------------------------------------------------

Product          No Penalty    1-12 Months   13-24 Months   25-36 Months   37-48 Months   49-60 Months          Total
------------   ------------   ------------   ------------   ------------   ------------   ------------  -------------
1 Year ARM      $18,380,309             $0             $0     $8,174,346             $0             $0    $26,554,655
10 Year ARM     $29,821,768     $6,317,760        $26,000     $5,421,771             $0     $4,336,441    $45,923,741
2 Year ARM      $39,954,715     $1,866,400        $37,469    $12,400,750             $0        $95,925    $54,355,259
3 Year ARM     $133,922,097     $3,007,200       $501,213    $47,484,907       $654,374        $81,500   $185,651,291
5 Year ARM     $398,029,479    $67,881,245       $204,000    $41,223,293       $752,600    $26,232,848   $534,323,465
7 Year ARM      $39,796,763     $3,691,145             $0     $1,950,402             $0       $409,000    $45,847,309
------------   ------------   ------------   ------------   ------------   ------------   ------------  -------------
TOTAL(3)       $659,905,131    $82,763,749       $768,682   $116,655,469     $1,406,974    $31,155,714   $892,655,719
============   ============   ============   ============   ============   ============   ============  =============


Product          No Penalty    1-12 Months   13-24 Months   25-36 Months   37-48 Months   49-60 Months          Total
------------   ------------   ------------   ------------   ------------   ------------   ------------  -------------
1 Year ARM            2.06%          0.00%          0.00%          0.92%          0.00%          0.00%          2.97%
10 Year ARM           3.34%          0.71%          0.00%          0.61%          0.00%          0.49%          5.14%
2 Year ARM            4.48%          0.21%          0.00%          1.39%          0.00%          0.01%          6.09%
3 Year ARM              15%          0.34%          0.06%          5.32%          0.07%          0.01%         20.80%
5 Year ARM           44.59%          7.60%          0.02%          4.62%          0.08%          2.94%         59.86%
7 Year ARM            4.46%          0.41%          0.00%          0.22%          0.00%          0.05%          5.14%
------------   ------------   ------------   ------------   ------------   ------------   ------------  -------------
TOTAL(3)             73.93%          9.27%          0.09%         13.07%          0.16%          3.49%        100.00%
============   ============   ============   ============   ============   ============   ============  =============

(1)    All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2)    None of the Mortgage Loans has a prepayment penalty term in excess of 60 months.
(3)    Columns may not add up due to rounding.


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------



Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:
o The Pricing Prepayment Assumption (as defined on page 4 above) is applied.
o 1-month, 6-month, 1 Year Forward LIBOR curves and 1 Year Forward CMT curve (as of close on November 30, 2005) are used.
o      33% loss severity, 100% advancing of principal and interest.
o      There is a 6-month lag in recoveries.
o Priced to call with collateral losses calculated through the life of the applicable bond.
o All Offered Certificates are priced at par except for the Class B-2 Certificate, which is priced at 95.8277%.
o All payments are assumed to be made on the 25th of the month regardless of business days.
o Based on the collateral as of the Statistical Calculation Date rolled one month at 6% CPR and initial marketing structure and spreads.

-------------------------------------------------------------------------------------------------------------------------------
                                          First Dollar of Loss             Libor Flat                   0% Return
-------------------------------------------------------------------------------------------------------------------------------

Class M-1     CDR (%)                                        9.43                        9.48                         9.97
              Yield (%)                                    5.2854                      4.8394                       0.0504
              WAL (years)                                    5.16                        5.16                         5.07
              Modified Duration                              4.47                        4.48                         4.47
              Principal Window                      Feb11 - Feb11               Feb11 - Feb11                Jan11 - Jan11
              Principal Writedown               19,107.43 (0.18%)          294,858.30 (2.77%)        2,794,710.02 (26.23%)
              Total Collateral Loss         56,585,430.96 (6.37%)       56,850,581.08 (6.40%)        59,129,619.20 (6.66%)
-------------------------------------------------------------------------------------------------------------------------------
Class M-2     CDR (%)                                        8.28                        8.33                         8.59
              Yield (%)                                    5.2585                      4.8452                       0.1896
              WAL (years)                                    5.32                        5.24                         5.24
              Modified Duration                              4.59                        4.53                         4.58
              Principal Window                      Apr11 - Apr11               Mar11 - Mar11                Mar11 - Mar11
              Principal Writedown               30,875.22 (0.50%)          180,952.61 (2.91%)        1,656,411.47 (26.65%)
              Total Collateral Loss         50,904,880.53 (5.73%)       50,927,317.56 (5.74%)        52,346,621.12 (5.89%)
-------------------------------------------------------------------------------------------------------------------------------
Class M-3     CDR (%)                                        7.34                        7.37                         7.60
              Yield (%)                                    5.3319                      4.7900                       0.2430
              WAL (years)                                    5.41                        5.41                         5.32
              Modified Duration                              4.65                        4.66                         4.64
              Principal Window                      May11 - May11               May11 - May11                Apr11 - Apr11
              Principal Writedown               10,127.61 (0.19%)          186,336.76 (3.50%)        1,433,064.28 (26.90%)
              Total Collateral Loss         45,892,711.23 (5.17%)       46,062,457.32 (5.19%)        47,129,295.67 (5.31%)
-------------------------------------------------------------------------------------------------------------------------------
Class M-4     CDR (%)                                        6.51                        6.54                         6.74
              Yield (%)                                    5.3554                      4.7554                       0.0399
              WAL (years)                                    5.49                        5.49                         5.49
              Modified Duration                              4.69                        4.70                         4.74
              Principal Window                      Jun11 - Jun11               Jun11 - Jun11                Jun11 - Jun11
              Principal Writedown               46,931.32 (0.96%)          227,603.41 (4.66%)        1,428,878.94 (29.26%)
              Total Collateral Loss         41,342,418.09 (4.66%)       41,516,596.70 (4.68%)        42,674,178.78 (4.81%)
-------------------------------------------------------------------------------------------------------------------------------
Class M-5     CDR (%)                                        5.77                        5.80                         5.97
              Yield (%)                                    5.4130                      4.7481                       0.2995
              WAL (years)                                    5.57                        5.57                         5.57
              Modified Duration                              4.75                        4.76                         4.80
              Principal Window                      Jul11 - Jul11               Jul11 - Jul11                Jul11 - Jul11
              Principal Writedown               36,319.99 (0.82%)          220,937.97 (4.98%)        1,265,061.15 (28.50%)
              Total Collateral Loss         37,178,679.67 (4.19%)       37,357,039.54 (4.21%)        38,364,978.63 (4.32%)
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                         First Dollar of Loss                   LIBOR Flat                   0% Return
-----------------------------------------------------------------------------------------------------------------------------------
Class M-6     CDR (%)                                       5.05                              5.08                        5.25
              Yield (%)                                   5.4389                            4.7700                      0.2329
              WAL (years)                                   5.66                              5.66                        5.66
              Modified Duration                             4.80                              4.80                        4.85
              Principal Window                     Aug11 - Aug11                     Aug11 - Aug11               Aug11 - Aug11
              Principal Writedown              53,742.87 (1.21%)                240,749.04 (5.42%)       1,303,065.26 (29.35%)
              Total Collateral Loss        33,009,433.62 (3.72%)             33,192,037.67 (3.74%)       34,223,925.61 (3.85%)
-----------------------------------------------------------------------------------------------------------------------------------
Class B-1     CDR (%)                                       4.34                              4.40                        4.56
              Yield (%)                                   6.0884                            4.6877                      0.1653
              WAL (years)                                   5.74                              5.74                        5.74
              Modified Duration                             4.77                              4.79                        4.82
              Principal Window                     Sep11 - Sep11                     Sep11 - Sep11               Sep11 - Sep11
              Principal Writedown              42,420.17 (0.96%)                426,444.04 (9.61%)       1,446,063.50 (32.58%)
              Total Collateral Loss        28,777,097.90 (3.24%)             29,150,859.50 (3.28%)       30,144,480.35 (3.39%)
-----------------------------------------------------------------------------------------------------------------------------------
Class B-2     CDR (%)                                       3.65                              3.74                        3.90
              Yield (%)                                   7.1099                            4.9319                      0.0234
              WAL (years)                                   5.91                              5.82                        5.82
              Modified Duration                             4.83                              4.79                        4.84
              Principal Window                     Nov11 - Nov11                     Oct11 - Oct11               Oct11 - Oct11
              Principal Writedown              29,824.71 (0.67%)               605,574.42 (13.64%)       1,635,055.42 (36.83%)
              Total Collateral Loss        24,655,149.78 (2.78%)             25,119,684.95 (2.83%)       26,135,851.27 (2.94%)
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------

Sensitivity Table for the Certificates - To Maturity
----------------------------------------------------

The assumptions for the sensitivity table below are as follows:

       o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

       o 1-month, 6-month, 1-year LIBOR and 1-year CMT remain static

       o 10% Clean Up Call is not exercised

       o Based upon initial marketing structure and spreads

                                       ------------------------------------------------------------------------
                                          50 PPA      75 PPA     100 PPA     125 PPA     150 PPA    175 PPA
---------------------------------------------------------------------------------------------------------------
               WAL                            5.52        3.66        2.64        2.00       1.55        1.21
     1A1       Principal Window Begin            1           1           1           1          1           1
               Principal Window End            308         230         172         133        106          85
---------------------------------------------------------------------------------------------------------------
               WAL                            5.52        3.66        2.64        2.00       1.55        1.21
     1A2       Principal Window Begin            1           1           1           1          1           1
               Principal Window End            308         230         172         133        106          85
---------------------------------------------------------------------------------------------------------------
               WAL                            2.15        1.39        1.00        0.77       0.61        0.50
     2A1       Principal Window Begin            1           1           1           1          1           1
               Principal Window End             60          39          27          21         16          13
---------------------------------------------------------------------------------------------------------------
               WAL                            6.57        4.27        3.00        2.21       1.75        1.41
     2A2       Principal Window Begin           60          39          27          21         16          13
               Principal Window End            102          67          48          34         26          21
---------------------------------------------------------------------------------------------------------------
               WAL                           13.39        9.05        6.59        5.00       3.81        2.89
     2A3       Principal Window Begin          102          67          48          34         26          21
               Principal Window End            308         230         172         133        106          85
---------------------------------------------------------------------------------------------------------------
               WAL                            9.35        6.21        4.72        4.02       3.77        3.87
     M-1       Principal Window Begin           51          37          38          40         41          45
               Principal Window End            211         145         106          81         64          52
---------------------------------------------------------------------------------------------------------------
               WAL                            9.26        6.14        4.65        3.94       3.66        3.67
     M-2       Principal Window Begin           51          37          38          39         41          43
               Principal Window End            199         135          99          76         60          48
---------------------------------------------------------------------------------------------------------------
               WAL                            9.16        6.08        4.60        3.90       3.57        3.55
     M-3       Principal Window Begin           51          37          38          39         40          42
               Principal Window End            190         129          94          72         57          46
---------------------------------------------------------------------------------------------------------------
               WAL                            9.05        5.99        4.54        3.82       3.51        3.44
     M-4       Principal Window Begin           51          37          38          38         39          41
               Principal Window End            180         122          89          68         54          43
---------------------------------------------------------------------------------------------------------------
               WAL                            8.90        5.88        4.43        3.74       3.42        3.35
     M-5       Principal Window Begin           51          37          37          38         39          40
               Principal Window End            170         115          83          64         50          41
---------------------------------------------------------------------------------------------------------------
               WAL                            8.69        5.73        4.32        3.66       3.33        3.27
     M-6       Principal Window Begin           51          37          37          38         38          39
               Principal Window End            159         106          77          59         47          40
---------------------------------------------------------------------------------------------------------------
               WAL                            8.35        5.49        4.15        3.49       3.19        3.20
     B-1       Principal Window Begin           51          37          37          37         38          38
               Principal Window End            145          96          70          53         42          39
---------------------------------------------------------------------------------------------------------------
               WAL                            7.71        5.05        3.82        3.23       3.10        3.13
     B-2       Principal Window Begin           51          37          37          37         37          37
               Principal Window End            127          84          61          46         38          38
---------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------



Sensitivity Table for the Certificates - To Call
------------------------------------------------

The assumptions for the sensitivity table below are as follows:
       o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
       o    1-month, 6-month, 1-year LIBOR and 1-year CMT remain static
       o    10% Clean Up Call is exercised on the first possible date
       o    Based upon initial marketing structure and spreads

                                      -------------------------------------------------------------------------
                                         50 PPA      75 PPA     100 PPA     125 PPA     150 PPA     175 PPA
---------------------------------------------------------------------------------------------------------------
               WAL                           5.13        3.36        2.42        1.83        1.41        1.12
     1A1       Principal Window Begin           1           1           1           1           1           1
               Principal Window End           159         106          77          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL                           5.13        3.36        2.42        1.83        1.41        1.12
     1A2       Principal Window Begin           1           1           1           1           1           1
               Principal Window End           159         106          77          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL                           2.15        1.39        1.00        0.77        0.61        0.50
     2A1       Principal Window Begin           1           1           1           1           1           1
               Principal Window End            60          39          27          21          16          13
---------------------------------------------------------------------------------------------------------------
               WAL                           6.57        4.27        3.00        2.21        1.75        1.41
     2A2       Principal Window Begin          60          39          27          21          16          13
               Principal Window End           102          67          48          34          26          21
---------------------------------------------------------------------------------------------------------------
               WAL                          11.67        7.73        5.60        4.24        3.22        2.49
     2A3       Principal Window Begin         102          67          48          34          26          21
               Principal Window End           159         106          77          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL                           8.81        5.81        4.42        3.80        3.60        3.16
     M-1       Principal Window Begin          51          37          38          40          41          38
               Principal Window End           159         106          77          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL                           8.81        5.81        4.41        3.75        3.52        3.16
     M-2       Principal Window Begin          51          37          38          39          41          38
               Principal Window End           159         106          77          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL                           8.81        5.81        4.41        3.75        3.46        3.16
     M-3       Principal Window Begin          51          37          38          39          40          38
               Principal Window End           159         106          77          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL                           8.81        5.81        4.41        3.72        3.43        3.16
     M-4       Principal Window Begin          51          37          38          38          39          38
               Principal Window End           159         106          77          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL                           8.81        5.81        4.38        3.70        3.40        3.16
     M-5       Principal Window Begin          51          37          37          38          39          38
               Principal Window End           159         106          77          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL                           8.69        5.73        4.32        3.66        3.33        3.16
     M-6       Principal Window Begin          51          37          37          38          38          38
               Principal Window End           159         106          77          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL                           8.35        5.49        4.15        3.49        3.19        3.16
     B-1       Principal Window Begin          51          37          37          37          38          38
               Principal Window End           145          96          70          53          42          38
---------------------------------------------------------------------------------------------------------------
               WAL                           7.71        5.05        3.82        3.23        3.10        3.13
     B-2       Principal Window Begin          51          37          37          37          37          37
               Principal Window End           127          84          61          46          38          38
---------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------


WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one and six-month LIBOR, 1-year LIBOR and 1-year CMT remain constant at 20.00%, (ii) day count convention of actual/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table. This table is based on initial marketing structure and spreads.

            Distribution
 Period         Date        WAC Cap (%)    Group I Cap (%)   Group II Cap (%)
 ------     ------------    -----------    ---------------   ----------------
    1        1/25/2006       21.79847         21.75653           21.81855
    2        2/25/2006       20.61203         20.57548           20.62951
    3        3/25/2006       20.44901         20.40854           20.46837
    4        4/25/2006       20.01130         19.97474           20.02879
    5        5/25/2006       19.76915         19.73137           19.78724
    6        6/25/2006       19.43326         19.39668           19.45076
    7        7/25/2006       19.20789         19.17009           19.22599
    8        8/25/2006       18.87695         18.84035           18.89446
    9        9/25/2006       18.60666         18.57005           18.62418
   10        10/25/2006      18.40760         18.37479           18.42330
   11        11/25/2006      17.97766         17.91676           18.00680
   12        12/25/2006      17.80375         17.74266           17.83298
   13        1/25/2007       17.49439         17.43526           17.52269
   14        2/25/2007       17.26223         17.20309           17.29052
   15        3/25/2007       17.29052         17.22503           17.32185
   16        4/25/2007       16.81166         16.75249           16.83996
   17        5/25/2007       16.67718         16.61603           16.70643
   18        6/25/2007       16.37883         16.31965           16.40715
   19        7/25/2007       16.25730         16.19613           16.28657
   20        8/25/2007       15.96306         15.90385           15.99139
   21        9/25/2007       15.76136         15.70214           15.78969
   22        10/25/2007      15.62613         15.57064           15.65267
   23        11/25/2007      14.99079         14.87862           15.04446
   24        12/25/2007      14.91008         14.79212           14.96652
   25        1/25/2008       14.62423         14.51006           14.67885
   26        2/25/2008       14.45324         14.33905           14.50787
   27        3/25/2008       14.52696         14.40489           14.58536
   28        4/25/2008       14.12604         14.01286           14.18018
   29        5/25/2008       14.13913         14.00704           14.20231
   30        6/25/2008       13.86152         13.73272           13.92312
   31        7/25/2008       13.83198         13.69888           13.89565
   32        8/25/2008       13.55530         13.42648           13.61692
   33        9/25/2008       13.40468         13.27738           13.46557
   34        10/25/2008      13.00426         13.03143           12.99126
   35        11/25/2008      12.50013         12.22340           12.63250
   36        12/25/2008      12.56573         12.26199           12.71103
   37        1/25/2009       12.27890         11.98493           12.41953
   38        2/25/2009       12.17534         11.88134           12.31598
   39        3/25/2009       12.66705         12.34185           12.82261
   40        4/25/2009       12.07941         11.80412           12.21110
   41        5/25/2009       12.32743         11.97211           12.49741
   42        6/25/2009       12.04240         11.69413           12.20901
   43        7/25/2009       12.14566         11.78575           12.31784
   44        8/25/2009       11.85682         11.50849           12.02346
   45        9/25/2009       11.76678         11.41843           11.93344
   46        10/25/2009      11.94280         11.56450           12.12379
   47        11/25/2009      11.68623         11.30095           11.87057
   48        12/25/2009      11.80645         11.40921           11.99651

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------

            Distribution
 Period         Date        WAC Cap (%)    Group I Cap (%)   Group II Cap (%)
 ------     ------------    -----------    ---------------   ----------------
   49        1/25/2010       11.51867         11.13422           11.70260
   50        2/25/2010       11.43716         11.05270           11.62112
   51        3/25/2010       12.02302         11.59734           12.22670
   52        4/25/2010       11.27898         10.89447           11.46296
   53        5/25/2010       11.41093         11.01358           11.60105
   54        6/25/2010       11.12701         10.74245           11.31102
   55        7/25/2010       11.26349         10.86609           11.45364
   56        8/25/2010       10.98101         10.59641           11.16504
   57        9/25/2010       10.91004         10.53571           11.08916
   58        10/25/2010      11.09753         10.47180           11.39695
   59        11/25/2010      10.27377         10.20866           10.30493
   60        12/25/2010      10.66147         10.55028           10.71467
   61        1/25/2011       10.31757         10.20994           10.36906
   62        2/25/2011       10.31758         10.20993           10.36909
   63        3/25/2011       11.42306         11.30385           11.48009
   64        4/25/2011       10.32342         10.21614           10.37473
   65        5/25/2011       10.66862         10.55667           10.72217
   66        6/25/2011       10.32449         10.21612           10.37632
   67        7/25/2011       10.66866         10.55665           10.72222
   68        8/25/2011       10.32452         10.21611           10.37637
   69        9/25/2011       10.32454         10.21610           10.37639
   70        10/25/2011      10.67102         10.55772           10.72519
   71        11/25/2011      10.33334         10.22282           10.38618
   72        12/25/2011      10.67780         10.56357           10.73240
   73        1/25/2012       10.33336         10.22280           10.38622
   74        2/25/2012       10.33338         10.22278           10.38624
   75        3/25/2012       11.04604         10.92779           11.10255
   76        4/25/2012       10.33340         10.22275           10.38628
   77        5/25/2012       10.67786         10.56349           10.73251
   78        6/25/2012       10.33342         10.22272           10.38632
   79        7/25/2012       10.67788         10.56346           10.73255
   80        8/25/2012       10.33414         10.22483           10.38636
   81        9/25/2012       10.35526         10.23289           10.41371
   82        10/25/2012      10.82546         10.64601           10.91117
   83        11/25/2012      10.56312         10.38516           10.64811
   84        12/25/2012      10.92872         10.73135           11.02297
   85        1/25/2013       10.57626         10.38520           10.66750
   86        2/25/2013       10.57635         10.38522           10.66761
   87        3/25/2013       11.71018         11.49968           11.81069
   88        4/25/2013       10.57813         10.38683           10.66945
   89        5/25/2013       10.93082         10.73308           11.02522
   90        6/25/2013       10.57916         10.38687           10.67095
   91        7/25/2013       10.93190         10.73312           11.02677
   92        8/25/2013       10.57934         10.38692           10.67118
   93        9/25/2013       10.57969         10.38772           10.67130
   94        10/25/2013      10.93244         10.73400           11.02713
   95        11/25/2013      10.57987         10.38777           10.67153
   96        12/25/2013      10.93263         10.73405           11.02737
   97        1/25/2014       10.58006         10.38781           10.67177
   98        2/25/2014       10.58015         10.38784           10.67189
   99        3/25/2014       11.71385         11.50084           11.81544
   100       4/25/2014       10.58035         10.38788           10.67214


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------

            Distribution
 Period         Date        WAC Cap (%)    Group I Cap (%)   Group II Cap (%)
 ------     ------------    -----------    ---------------   ----------------
   101       5/25/2014       10.93313         10.73417           11.02800
   102       6/25/2014       10.58054         10.38793           10.67239
   103       7/25/2014       10.93333         10.73421           11.02826
   104       8/25/2014       10.58074         10.38797           10.67264
   105       9/25/2014       10.58084         10.38800           10.67277
   106       10/25/2014      10.93364         10.73429           11.02867
   107       11/25/2014      10.58105         10.38804           10.67304
   108       12/25/2014      10.93386         10.73433           11.02894
   109       1/25/2015       10.58126         10.38809           10.67330
   110       2/25/2015       10.58136         10.38811           10.67344
   111       3/25/2015       11.71520         11.50115           11.81717
   112       4/25/2015       10.58158         10.38816           10.67372
   113       5/25/2015       10.93441         10.73445           11.02965
   114       6/25/2015       10.58180         10.38820           10.67400
   115       7/25/2015       10.93464         10.73450           11.02994
   116       8/25/2015       10.58202         10.38825           10.67428
   117       9/25/2015       10.58213         10.38827           10.67443
   118       10/25/2015      10.93643         10.73903           11.03040
   119       11/25/2015      10.69406         10.63840           10.72055
   120       12/25/2015      11.19637         11.07714           11.25311



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------


Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $879,110,000. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of 4.8500% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider.

                                                   Swap Schedule

                                        Swap Notional                                            Swap Notional
    Period        Distribution Date       Amount ($)           Period      Distribution Date       Amount ($)
--------------    -----------------     -------------      -------------   -----------------     --------------
       1              1/25/2006          879,110,000.00          36           12/25/2008         108,716,545.90
       2              2/25/2006          835,900,718.67          37            1/25/2009         103,426,992.89
       3              3/25/2006          794,784,807.58          38            2/25/2009          98,394,771.01
       4              4/25/2006          755,669,721.70          39            3/25/2009          93,607,362.64
       5              5/25/2006          718,458,108.25          40            4/25/2009          89,052,859.08
       6              6/25/2006          683,056,474.83          41            5/25/2009          84,719,930.78
       7              7/25/2006          649,377,667.59          42            6/25/2009          80,597,799.35
       8              8/25/2006          617,337,856.86          43            7/25/2009          76,676,210.57
       9              9/25/2006          586,857,291.49          44            8/25/2009          72,945,409.04
      10             10/25/2006          557,860,100.38          45            9/25/2009          69,396,113.84
      11             11/25/2006          523,374,112.14          46           10/25/2009          66,019,495.52
      12             12/25/2006          497,672,767.01          47           11/25/2009          62,807,154.06
      13              1/25/2007          473,449,896.80          48           12/25/2009          59,751,098.06
      14              2/25/2007          450,405,823.27          49            1/25/2010          56,843,724.79
      15              3/25/2007          428,483,188.81          50            2/25/2010          54,077,801.38
      16              4/25/2007          407,627,426.32          51            3/25/2010          51,446,446.72
      17              5/25/2007          387,786,623.55          52            4/25/2010          48,943,114.47
      18              6/25/2007          368,911,393.88          53            5/25/2010          46,561,576.68
      19              7/25/2007          350,954,753.44          54            6/25/2010          44,295,908.37
      20              8/25/2007          333,872,004.29          55            7/25/2010          42,140,472.74
      21              9/25/2007          317,620,623.15          56            8/25/2010          40,089,907.17
      22             10/25/2007          300,662,089.18          57            9/25/2010          38,083,842.56
      23             11/25/2007          270,045,392.60          58           10/25/2010          29,985,494.08
      24             12/25/2007          256,310,791.96          59           11/25/2010                   0.00
      25              1/25/2008          243,834,937.99
      26              2/25/2008          231,966,244.21
      27              3/25/2008          220,675,166.38
      28              4/25/2008          209,933,597.62
      29              5/25/2008          199,714,798.60
      30              6/25/2008          189,993,330.95
      31              7/25/2008          180,744,994.00
      32              8/25/2008          171,946,764.52
      33              9/25/2008          163,461,125.60
      34             10/25/2008          138,495,347.75
      35             11/25/2008          114,852,454.16



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------


                    The Mortgage Loans - All Collateral (1)

      Scheduled Principal Balance:                            $892,655,719
      Number of Mortgage Loans:                                      3,576
      Average Scheduled Principal Balance:                        $249,624
      Interest Only Loans:                                          92.03%
      Weighted Average Gross Coupon:                                6.229%
      Weighted Average Net Coupon: (2)                              5.960%
      Weighted Average FICO Score:                                     713
      Weighted Average Original LTV Ratio:                          77.78%
      Weighted Average Stated Remaining Term (months):                 359
      Weighted Average Seasoning (months):                               1
      Weighted Average Months to Roll:                                  54
      Weighted Average Gross Margin:                                 2.46%
      Weighted Average Initial Rate Cap:                             4.65%
      Weighted Average Periodic Rate Cap:                            1.65%
      Weighted Average Gross Maximum Lifetime Rate:                 11.52%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.

                                              Distribution by Current Principal Balance



                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.    Pct.       Pct.
                               Of     Principal  Principal      Gross   Current   Principal  Original   Combined    Full      Owner
Current Principal Balance   Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV     Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                29    $1,161,327       0.13%     7.038%      701     $40,046     71.66%     81.32%  20.16%     17.52%
$50,001 - $75,000              77     4,888,437       0.55      6.885       706      63,486     74.83      84.51   34.80      30.83
$75,001 - $100,000            140    12,460,123       1.40      6.535       716      89,001     75.60      84.18   35.81      39.21
$100,001 - $125,000           245    27,724,448       3.11      6.389       712     113,161     78.20      87.77   36.45      53.59
$125,001 - $150,000           305    42,152,566       4.72      6.261       714     138,205     77.48      86.53   33.95      59.19
$150,001 - $200,000           641   112,732,074      12.63      6.224       712     175,869     78.31      87.44   34.02      67.61
$200,001 - $250,000           601   135,171,880      15.14      6.156       710     224,912     78.21      87.24   30.47      73.92
$250,001 - $300,000           553   152,249,471      17.06      6.138       712     275,315     78.20      87.19   24.20      80.56
$300,001 - $350,000           394   128,064,253      14.35      6.112       707     325,036     78.07      87.82   25.03      83.52
$350,001 - $400,000           229    85,101,966       9.53      6.210       723     371,624     77.22      86.50   30.71      77.46
$400,001 - $450,000            99    42,245,268       4.73      6.470       719     426,720     78.66      87.96   21.21      72.83
$450,001 - $500,000           109    52,196,743       5.85      6.331       719     478,869     77.60      85.89   19.14      80.67
$500,001 - $550,000            49    25,777,797       2.89      6.350       725     526,077     77.81      87.37   26.75      79.38
$550,001 - $600,000            38    21,673,968       2.43      6.300       714     570,368     77.47      89.72   20.83      94.83
$600,001 - $650,000            44    27,802,242       3.11      6.307       719     631,869     75.57      85.62   11.50      86.55
$650,001 - $700,000             4     2,734,550       0.31      6.741       708     683,638     69.70      78.30    0.00     100.00
$700,001 - $750,000             1       750,000       0.08      6.000       709     750,000     70.93      79.96    0.00     100.00
$750,001 - $800,000             3     2,327,281       0.26      7.169       705     775,760     76.67      86.64   33.09      66.91
$850,001 - $900,000             5     4,369,843       0.49      6.400       684     873,969     76.47      80.53   39.96      80.31
$900,001 - $950,000             3     2,828,000       0.32      6.292       704     942,667     78.91      78.91    0.00      66.76
$950,001 - $1,000,000           2     1,959,074       0.22      6.314       735     979,537     76.84      87.95    0.00     100.00
$1,000,001 - $1,500,000         5     6,284,409       0.70      6.257       708   1,256,882     70.42      73.51   40.95     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      3,576  $892,655,719     100.00%     6.229%      713    $249,624     77.78%     86.97%  27.34%     75.58%
====================================================================================================================================



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------


                                                    Distribution by Current Rate

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                          Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                              Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Current Rate               Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00%                  19    $6,159,835       0.69%     4.880%      727    $324,202     74.21%     80.85%   63.51%     88.04%
5.01 - 5.50%                 476   116,188,754      13.02      5.397       715     244,094     76.71      85.72    51.84      83.86
5.51 - 6.00%               1,099   277,114,547      31.04      5.827       717     252,152     76.76      86.19    36.17      84.79
6.01 - 6.50%                 919   244,187,772      27.36      6.325       715     265,710     77.80      87.19    19.82      78.50
6.51 - 7.00%                 652   161,834,558      18.13      6.797       706     248,213     79.03      87.86    14.08      63.08
7.01 - 7.50%                 312    68,512,084       7.68      7.274       707     219,590     79.82      88.76     9.89      51.76
7.51 - 8.00%                  91    17,033,064       1.91      7.753       706     187,177     82.04      90.90     9.99      40.72
8.01 - 8.50%                   8     1,625,103       0.18      8.236       704     203,138     85.10      93.09     0.00      43.98
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,576  $892,655,719     100.00%     6.229%      713    $249,624     77.78%     86.97%   27.34%     75.58%
====================================================================================================================================



                                                        Distribution by FICO

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                          Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                              Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
FICO                       Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
800 - 819                     59   $14,889,861       1.67%     6.064%      806    $252,371     76.36%     83.36%   28.62%     67.70%
780 - 799                    248    62,293,101       6.98      6.164       788     251,182     77.25      85.47    26.47      60.31
760 - 779                    337    85,558,684       9.58      6.128       769     253,883     77.87      86.89    26.66      69.60
740 - 759                    405   103,917,178      11.64      6.154       749     256,586     78.10      88.88    20.83      73.49
720 - 739                    470   121,075,747      13.56      6.250       730     257,608     78.58      89.41    16.18      72.86
700 - 719                    549   136,467,422      15.29      6.226       710     248,575     78.47      88.10    19.20      75.95
680 - 699                    534   134,655,540      15.08      6.280       689     252,164     77.68      87.37    28.20      76.95
660 - 679                    558   131,096,809      14.69      6.289       670     234,941     78.23      87.40    37.18      79.45
640 - 659                    274    67,213,088       7.53      6.343       650     245,303     75.73      81.56    39.36      87.76
620 - 639                    132    33,105,441       3.71      6.198       631     250,799     75.78      80.88    52.82      90.99
600 - 619                      6     1,375,800       0.15      5.909       608     229,300     65.85      65.85   100.00     100.00
580 - 599                      2       389,000       0.04      5.987       595     194,500     57.81      57.81   100.00     100.00
NA                             2       618,049       0.07      5.762         0     309,024     86.76      86.76   100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,576  $892,655,719     100.00%     6.229%      713    $249,624     77.78%     86.97%   27.34%     75.58%
====================================================================================================================================



                                                    Distribution by Original LTV

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                          Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                              Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Original LTV               Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
30.00% & Below                19    $3,072,580       0.34%     6.155%      733    $161,715     23.71%     26.00%   11.91%     53.79%
30.01 - 40.00%                20     4,715,796       0.53      5.976       700     235,790     35.72      36.20    33.92      75.68
40.01 - 50.00%                51    11,242,797       1.26      5.871       723     220,447     45.98      46.41    39.19      85.81
50.01 - 60.00%               106    25,236,767       2.83      6.013       714     238,083     56.00      59.06    22.96      85.17
60.01 - 70.00%               252    69,936,778       7.83      6.182       707     277,527     67.36      72.01    30.18      64.42
70.01 - 80.00%             2,799   705,170,376      79.00      6.217       713     251,937     79.26      90.28    27.31      77.25
80.01 - 85.00%                17     4,676,623       0.52      6.334       704     275,095     84.53      86.00    30.94      74.62
85.01 - 90.00%               224    48,213,627       5.40      6.561       714     215,239     89.76      89.76    24.06      54.45
90.01 - 95.00%                85    19,525,028       2.19      6.529       730     229,706     94.83      94.83    21.80      91.74
95.01 - 100.00%                3       865,347       0.10      6.201       675     288,449     99.08      99.08   100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,576  $892,655,719     100.00%     6.229%      713    $249,624     77.78%     86.97%   27.34%     75.58%
====================================================================================================================================



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------

                                                    Distribution by Document Type


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                          Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                              Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Document Type              Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full/Alt                   1,051  $244,032,139      27.34%     5.936%      704    $232,190     77.50%     87.66%  100.00%     76.03%
Nina/No Doc                  178    45,852,452       5.14      6.558       718     257,598     76.13      76.84     0.00      93.48
Stated Income Stated
  Assets                     499   118,199,220      13.24      5.864       739     236,872     77.86      83.58     0.00      75.16
Stated Income Verified
  Assets                   1,848   484,571,907      54.28      6.434       711     262,214     78.06      88.40     0.00      73.77
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,576  $892,655,719     100.00%     6.229%      713    $249,624     77.78%     86.97%   27.34%     75.58%
====================================================================================================================================



                                                    Distribution by Loan Purpose

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                          Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                              Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Loan Purpose               Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance            649  $167,754,420      18.79%     6.227%      692    $258,481     71.68%     74.01%   35.29%     80.36%
Purchase                   2,599   644,571,388      72.21      6.238       721     248,007     79.84      91.02    24.38      73.78
Rate/Term Refinance          328    80,329,911       9.00      6.155       699     244,908     74.02      81.47    34.46      80.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,576  $892,655,719     100.00%     6.229%      713    $249,624     77.78%     86.97%   27.34%     75.58%
====================================================================================================================================



                                                  Distribution by Occupancy Status

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                          Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                              Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Occupancy Status           Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Non Owner                    782  $155,262,566      17.39%     6.676%      722    $198,545     76.95%     81.91%   31.05%      0.00%
Owner Occupied             2,515   674,693,543      75.58      6.141       710     268,268     77.75      88.30    27.50     100.00
Second Home                  279    62,699,610       7.02      6.060       732     224,730     80.17      85.08    16.40       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,576  $892,655,719     100.00%     6.229%      713    $249,624     77.78%     86.97%   27.34%     75.58%
====================================================================================================================================



                                                   Distribution by Property Type

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                          Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                              Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Property Type              Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                   213   $56,147,887       6.29%     6.679%      716    $263,605     76.86%     82.83%   27.65%     41.28%
Condo                        610   136,056,676      15.24      6.176       721     223,044     79.05      88.25    25.28      73.08
Co-op                          4       489,427       0.05      6.504       678     122,357     79.30      79.30    39.66     100.00
Pud                          985   249,737,974      27.98      6.137       713     253,541     78.54      88.85    29.99      77.19
Single Family              1,764   450,223,754      50.44      6.239       711     255,229     77.09      86.06    26.44      79.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,576  $892,655,719     100.00%     6.229%      713    $249,624     77.78%     86.97%   27.34%     75.58%
====================================================================================================================================



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------


                                                       Distribution by State

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                          Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                              Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
State                      Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA - Southern                517  $164,073,183      18.38%     6.122%      715    $317,356     76.42%     86.98%   20.32%     86.35%
CA - Northern                336   119,647,728      13.40      6.270       716     356,094     76.72      86.73    17.20      84.23
FL                           421    88,162,948       9.88      6.356       715     209,413     79.31      86.67    18.23      59.37
VA                           203    61,912,903       6.94      6.161       713     304,990     78.34      88.36    34.37      81.08
NV                           211    52,423,941       5.87      6.168       718     248,455     78.68      85.80    21.44      68.22
AZ                           224    50,455,122       5.65      6.261       713     225,246     78.09      86.34    32.02      65.40
WA                           163    38,738,474       4.34      6.114       709     237,659     78.34      88.97    36.56      79.75
MD                           128    37,067,300       4.15      6.134       706     289,588     77.06      85.78    44.59      80.97
IL                           140    33,765,984       3.78      6.345       707     241,186     78.30      88.24    25.70      77.69
CO                           142    28,111,351       3.15      6.212       711     197,967     78.65      89.81    40.30      75.38
Other                      1,091   218,296,787      24.45      6.282       712     200,089     78.16      86.52    34.21      69.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,576  $892,655,719     100.00%     6.229%      713    $249,624     77.78%     86.97%   27.34%     75.58%
====================================================================================================================================



                                                      Distribution by Zip Code

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                          Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                              Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Zip Code                   Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
95757                          8    $3,567,051       0.40%     5.871%      709    $445,881     78.53%     86.58%   50.06%     85.48%
89141                         11     3,552,922       0.40      5.971       714     322,993     78.33      86.06    29.94      70.98
92392                         10     2,990,442       0.34      6.120       729     299,044     82.69      93.64    29.33     100.00
92373                          5     2,842,338       0.32      5.909       727     568,468     76.15      85.23    10.46      82.41
92563                          8     2,733,536       0.31      5.999       711     341,692     79.15      93.75    12.58     100.00
89148                         11     2,681,522       0.30      6.310       722     243,775     79.99      93.51     0.00      80.49
89052                          9     2,627,304       0.29      6.113       722     291,923     84.32      89.48    20.11      76.31
89123                         13     2,586,001       0.29      6.471       705     198,923     81.67      88.64    17.20      47.13
22193                          8     2,463,794       0.28      6.310       706     307,974     79.10      89.84    11.16      80.29
91913                          7     2,451,387       0.27      6.220       719     350,198     80.00      98.76    52.85     100.00
Other                      3,486   864,159,420      96.81      6.233       713     247,894     77.71      86.86    27.44      75.36
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,576  $892,655,719     100.00%     6.229%      713    $249,624     77.78%     86.97%   27.34%     75.58%
====================================================================================================================================



                                            Distribution by Remaining Months to Maturity


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
Remaining                 Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Months To                     Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Maturity                   Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                  3,576  $892,655,719     100.00%     6.229%      713    $249,624     77.78%     86.97%   27.34%     75.58%
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,576  $892,655,719     100.00%     6.229%      713    $249,624     77.78%     86.97%   27.34%     75.58%
====================================================================================================================================



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------



                                                 Distribution by Amortization Type


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                          Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Amortization                  Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Type                       Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 Year ARM                   101   $26,554,655       2.97%     6.836%      698    $262,917     78.34%     87.36%   13.34%     50.18%
10 Year ARM                  204    45,923,741       5.14      6.423       716     225,116     77.00      83.41    24.01      73.15
2 Year ARM                   181    54,355,259       6.09      6.591       717     300,305     78.42      90.86     9.98      75.16
3 Year ARM                   696   185,651,291      20.80      6.457       714     266,740     78.07      87.14    21.30      66.42
5 Year ARM                 2,214   534,323,465      59.86      6.077       712     241,339     77.75      87.19    30.26      80.17
7 Year ARM                   180    45,847,309       5.14      6.101       725     254,707     76.69      82.38    49.73      76.90
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,576  $892,655,719     100.00%     6.229%      713    $249,624     77.78%     86.97%   27.34%     75.58%
====================================================================================================================================



                                              Distribution by Prepayment Term (Months)


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                          Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Prepayment                    Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Term (Months)              Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                          2,513  $659,905,131      73.93%     6.192%      715    $262,597     77.81%     87.01%   30.42%     79.23%
12                           333    82,763,749       9.27      6.061       703     248,540     77.27      87.85    21.88      84.05
24                             9       768,682       0.09      6.918       700      85,409     79.36      91.40    54.99      45.01
30                             3       350,003       0.04      6.518       688     116,668     80.00      87.87     0.00      52.44
36                           548   116,305,466      13.03      6.537       710     212,236     77.61      86.14    17.81      53.40
42                             7     1,406,974       0.16      7.138       732     200,996     79.91      92.06     9.66      17.13
60                           163    31,155,714       3.49      6.248       716     191,139     78.94      86.48    12.48      62.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,576  $892,655,719     100.00%     6.229%      713    $249,624     77.78%     86.97%   27.34%     75.58%
====================================================================================================================================



                                                    Distribution by Periodic Cap


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                          Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                              Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Periodic Cap               Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00 - 1.49%               1,173  $316,662,924      35.47%     6.636%      714    $269,960     78.31%     87.97%   13.50%     65.68%
2.00 - 2.49%               2,403   575,992,795      64.53      6.005       713     239,697     77.49      86.41    34.94      81.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,576  $892,655,719     100.00%     6.229%      713    $249,624     77.78%     86.97%   27.34%     75.58%
====================================================================================================================================



                                                Distribution by Months to Rate Reset

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                          Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Months To                     Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Rate Reset                 Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 & Below                    14    $3,999,738       0.45%     6.681%      691    $285,696     79.56%     85.17%   29.07%     38.68%
11 - 20                       88    22,974,778       2.57      6.848       699     261,077     78.16      87.60    10.36      53.09
21 - 30                      187    55,092,676       6.17      6.589       717     294,613     78.38      90.81    10.35      74.89
31 - 40                      689   184,494,013      20.67      6.458       714     267,771     78.07      87.16    21.29      66.39
51 - 60                    2,214   534,323,465      59.86      6.077       712     241,339     77.75      87.19    30.26      80.17
71 - 80                       20     3,763,364       0.42      6.288       728     188,168     80.66      92.28    57.08      53.84
81 - 90                      160    42,083,945       4.71      6.084       724     263,025     76.33      81.50    49.07      78.96
111 - 120                    203    45,832,541       5.13      6.423       716     225,776     76.99      83.38    24.06      73.09
> 121                          1        91,200       0.01      6.625       754      91,200     80.00     100.00     0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,576  $892,655,719     100.00%     6.229%      713    $249,624     77.78%     86.97%   27.34%     75.58%
====================================================================================================================================



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------


                                                Distribution by Maximum Lifetime Rate


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                          Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Maximum Lifetime              Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Rate                       Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
10.49% & Below               236   $56,373,620       6.32%     5.318%      716    $238,871     76.02%     84.73%   46.49%     84.06%
10.50 - 10.99%               977   237,208,582      26.57      5.705       715     242,793     76.69      86.23    43.09      85.18
11.00 - 11.49%               759   194,975,430      21.84      6.129       716     256,885     77.72      86.63    28.49      80.80
11.50 - 11.99%               573   148,126,841      16.59      6.476       714     258,511     78.41      87.38    21.37      75.25
12.00 - 12.49%               371    96,021,593      10.76      6.581       715     258,818     78.82      87.85    10.14      70.78
12.50 - 12.99%               354    92,918,462      10.41      6.778       706     262,482     78.32      87.11    12.69      61.06
13.00 - 13.49%               218    49,137,689       5.50      7.182       705     225,402     79.44      89.81    11.40      49.00
13.50 - 13.99%                78    16,129,843       1.81      7.677       706     206,793     80.16      90.43     7.89      42.45
14.00 - 14.49%                 9     1,415,659       0.16      8.103       715     157,295     82.15      94.80     0.00      44.62
14.50 - 14.99%                 1       348,000       0.04      8.500       669     348,000     80.00      90.00     0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,576  $892,655,719     100.00%     6.229%      713    $249,624     77.78%     86.97%   27.34%     75.58%
====================================================================================================================================



                                                Distribution by Minimum Lifetime Rate

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                          Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Minimum                       Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Lifetime Rate              Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%               2,212  $524,860,370      58.80%     6.050%      713    $237,279     77.36%     87.41%   27.77%     83.68%
2.50 - 2.99%               1,257   333,082,874      37.31      6.525       713     264,982     78.35      86.48    24.59      62.85
3.00 - 3.49%                 107    34,712,475       3.89      6.085       726     324,416     78.65      84.97    47.14      75.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,576  $892,655,719     100.00%     6.229%      713    $249,624     77.78%     86.97%   27.34%     75.58%
====================================================================================================================================



                                                       Distribution by Margin


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                          Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                              Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Margin                     Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%               2,218  $526,142,975      58.94%     6.050%      713    $237,215     77.40%     87.43%   27.95%     83.72%
2.50 - 2.99%               1,255   332,386,782      37.24      6.528       713     264,850     78.30      86.44    24.32      62.73
3.00 - 3.49%                 103    34,125,962       3.82      6.066       727     331,320     78.62      84.99    47.35      75.22
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,576  $892,655,719     100.00%     6.229%      713    $249,624     77.78%     86.97%   27.34%     75.58%
====================================================================================================================================



                                                Distribution by First Adjustment Cap

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
First                     Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Adjustment                    Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Cap                        Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.51 - 2.00%                 178   $48,058,131       5.38%     6.338%      705    $269,989     78.15%     85.32%   34.03%     69.11%
2.51 - 3.00%                 260    83,079,426       9.31      6.345       721     319,536     77.61      88.29    24.88      74.40
4.51 - 5.00%               3,132   760,473,101      85.19      6.209       713     242,808     77.78      86.93    27.16      76.16
5.51 - 6.00%                   6     1,045,061       0.12      6.316       742     174,177     77.77      86.03    43.39      46.02
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,576  $892,655,719     100.00%     6.229%      713    $249,624     77.78%     86.97%   27.34%     75.58%
====================================================================================================================================



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------



                                               Distribution by Periodic Lifetime Cap


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                          Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Periodic                      Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Lifetime Cap               Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00%               2,618  $635,761,792      71.22%     6.104%      714    $242,843     77.71%     86.61%   31.02%     79.17%
5.51 - 6.00%                 958   256,893,927      28.78      6.538       712     268,156     77.96      87.84    18.24      66.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,576  $892,655,719     100.00%     6.229%      713    $249,624     77.78%     86.97%   27.34%     75.58%
====================================================================================================================================



                                                Distribution by Interest Only Loans

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                          Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Interest                      Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Only Loans                 Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
N                            343   $71,182,210       7.97%     6.417%      714    $207,528     77.60%     82.96%   25.59%     65.14%
Y                          3,233   821,473,509      92.03      6.212       713     254,090     77.80      87.31    27.49      76.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,576  $892,655,719     100.00%     6.229%      713    $249,624     77.78%     86.97%   27.34%     75.58%
====================================================================================================================================



                                                 Distribution by Interest Only Term


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                          Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Interest                      Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Only Term                  Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                            343   $71,182,210       7.97%     6.417%      714    $207,528     77.60%     82.96%   25.59%     65.14%
6                              1     1,094,409       0.12      6.000       767   1,094,409     70.00      70.00     0.00     100.00
36                           137    48,620,930       5.45      5.904       723     354,897     78.33      85.73    42.61      75.55
60                         1,948   465,051,929      52.10      6.018       711     238,733     77.88      87.59    31.88      81.17
84                           135    35,378,777       3.96      6.100       727     262,065     77.87      83.53    46.93      71.78
120                        1,012   271,327,463      30.40      6.616       713     268,110     77.59      87.69    14.83      69.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,576  $892,655,719     100.00%     6.229%      713    $249,624     77.78%     86.97%   27.34%     75.58%
====================================================================================================================================




------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------


                           Group I Mortgage Loans(1)

         Scheduled Principal Balance:                          $288,918,571
         Number of Mortgage Loans:                                    1,346
         Average Scheduled Principal Balance:                      $214,650
         Interest Only Loans:                                         90.97%
         Weighted Average Gross Coupon:                               6.194%
         Weighted Average Net Coupon: (2)                             5.922%
         Weighted Average FICO Score:                                   712
         Weighted Average Original LTV Ratio:                         77.94%
         Weighted Average Stated Remaining Term (months):               359
         Weighted Average Seasoning (months):                             1
         Weighted Average Months to Roll:                                57
         Weighted Average Gross Margin:                                2.41%
         Weighted Average Initial Rate Cap:                            4.76%
         Weighted Average Periodic Rate Cap:                           1.73%
         Weighted Average Gross Maximum Lifetime Rate:                11.42%
(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.



                                              Distribution by Current Principal Balance

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.    Pct.       Pct.
                               Of     Principal  Principal      Gross   Current   Principal  Original   Combined    Full      Owner
Current Principal Balance   Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV     Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                14      $575,950       0.20%     6.969%      702     $41,139     66.96%     76.75%   19.01%     8.65%
$50,001 - $75,000              32     1,985,021       0.69      6.877       708      62,032     74.04      84.53    28.49     35.19
$75,001 - $100,000             61     5,455,244       1.89      6.491       713      89,430     76.62      84.74    42.72     39.46
$100,001 - $125,000            96    10,841,378       3.75      6.459       703     112,931     77.35      85.68    29.72     53.30
$125,001 - $150,000           130    17,976,898       6.22      6.291       718     138,284     77.07      85.48    30.94     55.96
$150,001 - $200,000           283    49,612,206      17.17      6.255       717     175,308     79.11      88.06    32.51     67.72
$200,001 - $250,000           268    60,279,614      20.86      6.137       710     224,924     78.45      87.07    28.25     74.03
$250,001 - $300,000           231    63,436,462      21.96      6.136       710     274,617     78.52      86.92    24.88     81.58
$300,001 - $350,000           163    52,851,201      18.29      6.090       708     324,240     77.53      87.14    23.81     82.76
$350,001 - $400,000            52    18,766,165       6.50      6.177       721     360,888     74.41      81.26    23.12     78.69
$400,001 - $450,000            11     4,612,479       1.60      6.419       703     419,316     78.31      85.15    17.81     54.98
$450,001 - $500,000             2       950,754       0.33      6.451       706     475,377     79.67      90.00    47.48     47.48
$500,001 - $550,000             3     1,575,200       0.55      6.552       695     525,067     80.00      83.47    34.74     32.25
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,346  $288,918,571     100.00%     6.194%      712    $214,650     77.94%     86.57%   27.51%    72.93%
====================================================================================================================================


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------



                                                    Distribution by Current Rate

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Current Rate                Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00%                    8    $2,041,060       0.71%     4.890%      726    $255,133     72.29%     77.28%   52.27%    88.59%
5.01 - 5.50%                  185    43,330,522      15.00      5.403       712     234,219     76.58      86.46    48.83     83.50
5.51 - 6.00%                  424    95,787,556      33.15      5.829       714     225,914     76.77      86.11    33.06     83.80
6.01 - 6.50%                  324    69,314,023      23.99      6.316       712     213,932     77.94      85.97    22.06     74.05
6.51 - 7.00%                  248    50,786,062      17.58      6.806       707     204,783     79.72      87.63    14.85     57.97
7.01 - 7.50%                  128    22,653,832       7.84      7.266       710     176,983     81.30      88.43    10.13     43.82
7.51 - 8.00%                   27     4,847,593       1.68      7.790       704     179,540     81.08      89.16     9.35     34.51
8.01 - 8.50%                    2       157,923       0.05      8.268       676      78,962     88.54      94.97     0.00     57.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,346  $288,918,571     100.00%     6.194%      712    $214,650     77.94%     86.57%   27.51%    72.93%
====================================================================================================================================


                                                        Distribution by FICO

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
FICO                        Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
800 - 819                      17    $3,052,867       1.06%     5.840%      807    $179,580     75.90%     83.82%   14.02%    62.25%
780 - 799                      92    20,816,112       7.20      6.113       788     226,262     77.82      85.36    17.69     58.13
760 - 779                     129    28,447,988       9.85      6.098       770     220,527     77.18      86.41    25.65     67.52
740 - 759                     150    30,042,564      10.40      6.096       749     200,284     78.02      88.06    22.90     68.86
720 - 739                     188    38,736,071      13.41      6.323       730     206,043     79.65      89.97    15.07     64.49
700 - 719                     200    45,178,193      15.64      6.235       709     225,891     78.23      86.95    19.56     69.03
680 - 699                     199    44,268,772      15.32      6.220       690     222,456     77.73      86.95    32.82     76.33
660 - 679                     211    42,947,901      14.87      6.214       669     203,545     78.39      86.43    34.75     79.03
640 - 659                     109    24,251,222       8.39      6.247       649     222,488     76.62      82.36    41.39     92.22
620 - 639                      46     9,983,151       3.46      6.053       631     217,025     75.06      81.24    58.39     93.74
600 - 619                       3       734,800       0.25      5.804       606     244,933     77.68      77.68   100.00    100.00
580 - 599                       1       215,000       0.07      5.875       591     215,000     52.44      52.44   100.00    100.00
NA                              1       243,931       0.08      6.740         0     243,931    100.00     100.00   100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,346  $288,918,571     100.00%     6.194%      712    $214,650     77.94%     86.57%   27.51%    72.93%
====================================================================================================================================



                                                    Distribution by Original LTV

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Original LTV                Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
30.00% & Below                  8    $1,148,246       0.40%     5.998%      731    $143,531     24.16%     30.28%    0.00%    74.10%
30.01 - 40.00%                 10     2,147,196       0.74      5.702       714     214,720     35.21      36.28    14.53     95.02
40.01 - 50.00%                 24     4,950,001       1.71      5.930       718     206,250     46.21      47.20    17.88     83.09
50.01 - 60.00%                 35     7,588,134       2.63      5.958       725     216,804     55.97      57.27    12.71     87.30
60.01 - 70.00%                 92    20,199,066       6.99      6.154       699     219,555     66.57      70.24    28.37     73.19
70.01 - 80.00%              1,035   223,782,511      77.46      6.171       712     216,215     79.40      90.07    28.45     73.24
80.01 - 85.00%                  8     1,525,763       0.53      6.177       687     190,720     83.55      88.07    70.63     76.48
85.01 - 90.00%                 96    19,156,762       6.63      6.612       714     199,550     89.84      89.84    24.69     48.70
90.01 - 95.00%                 36     7,912,729       2.74      6.478       727     219,798     94.78      94.78    20.24     93.49
95.01 - 100.00%                 2       508,163       0.18      6.350       714     254,081     98.44      98.44   100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,346  $288,918,571     100.00%     6.194%      712    $214,650     77.94%     86.57%   27.51%    72.93%
====================================================================================================================================




------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------


                                                    Distribution by Document Type


                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Document Type               Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full/Alt                      386   $79,474,367      27.51%     5.925%      698    $205,892     78.63%     88.72%  100.00%    77.41%
Nina/No Doc                    72    15,255,683       5.28      6.580       718     211,884     75.80      76.33     0.00     94.73
Stated Income/Stated
  Asset                       209    48,665,356      16.84      5.812       740     232,849     76.70      82.44     0.00     71.71
Stated Income/Verified
  Asset                       679   145,523,164      50.37      6.428       709     214,320     78.21      87.85     0.00     68.61
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,346  $288,918,571     100.00%     6.194%      712    $214,650     77.94%     86.57%   27.51%    72.93%
====================================================================================================================================



                                                    Distribution by Loan Purpose

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Loan Purpose                Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance             249   $56,171,383      19.44%     6.211%      690    $225,588     71.26%     72.88%   36.93%    80.36%
Purchase                      976   208,374,075      72.12      6.204       719     213,498     80.34      90.89    24.89     70.00
Rate/Term Refinance           121    24,373,112       8.44      6.074       701     201,431     72.83      81.15    28.21     80.90
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,346  $288,918,571     100.00%     6.194%      712    $214,650     77.94%     86.57%   27.51%    72.93%
====================================================================================================================================



                                                  Distribution by Occupancy Status

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Occupancy Status            Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Non Owner                     310   $52,863,565      18.30%     6.725%      721    $170,528     78.32%     83.31%   28.81%     0.00%
Owner Occupied                921   210,715,433      72.93      6.085       707     228,790     77.56      87.69    29.20    100.00
Second Home                   115    25,339,573       8.77      5.994       736     220,344     80.38      84.10    10.76      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,346  $288,918,571     100.00%     6.194%      712    $214,650     77.94%     86.57%   27.51%    72.93%
====================================================================================================================================



                                                    Distribution by Property Type

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Property Type               Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                     83   $21,482,861       7.44%     6.686%      719    $258,830     77.67%     82.92%   29.59%    37.04%
Condo                         250    50,900,289      17.62      6.136       717     203,601     79.30      88.89    22.24     75.43
Co-op                           1        90,000       0.03      7.625       683      90,000     90.00      90.00   100.00    100.00
Pud                           356    79,723,513      27.59      6.080       714     223,942     78.75      87.89    30.74     71.78
Single Family                 656   136,721,908      47.32      6.204       708     208,418     77.00      85.51    27.21     78.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,346  $288,918,571     100.00%     6.194%      712    $214,650     77.94%     86.57%   27.51%    72.93%
====================================================================================================================================



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------



                                                        Distribution by State

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
State                       Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA - Southern                 172   $46,155,434      15.98%     6.021%      714    $268,346     75.13%     85.02%   19.84%    86.89%
FL                            185    36,155,154      12.51      6.385       717     195,433     80.10      86.37    22.00     56.83
CA - Northern                  85    23,340,252       8.08      6.227       706     274,591     76.19      85.03    18.41     84.60
NV                             86    20,444,085       7.08      6.159       720     237,722     79.29      86.27    15.82     63.82
AZ                             92    18,397,204       6.37      6.287       713     199,970     78.71      86.76    26.68     60.98
VA                             63    15,121,366       5.23      6.013       694     240,022     78.80      90.70    38.69     89.99
WA                             69    14,977,496       5.18      6.143       705     217,065     78.94      86.71    36.25     73.61
IL                             59    14,085,669       4.88      6.340       712     238,740     77.60      87.56    24.71     68.16
CO                             50     9,183,011       3.18      6.110       715     183,660     78.35      89.10    32.46     83.25
MD                             37     8,363,012       2.89      6.179       691     226,027     77.04      87.31    50.54     84.09
Other                         448    82,695,888      28.62      6.214       714     184,589     78.33      86.69    33.80     69.10
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,346  $288,918,571     100.00%     6.194%      712    $214,650     77.94%     86.57%   27.51%    72.93%
====================================================================================================================================



                                                      Distribution by Zip Code

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Zip Code                    Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
89123                           8    $1,842,656       0.64%     6.374%      713    $230,332     83.99%     91.04%    8.04%    49.38%
89148                           7     1,811,372       0.63      6.286       725     258,767     79.99      91.02     0.00     71.11
89141                           6     1,772,730       0.61      5.555       720     295,455     80.49      90.61    33.78     68.07
96706                           4     1,397,744       0.48      6.193       731     349,436     84.01      92.76    59.89     59.89
95670                           5     1,323,159       0.46      5.942       721     264,632     80.32      84.46    20.40     83.34
89139                           6     1,318,874       0.46      5.988       758     219,812     76.39      90.23    33.49     85.78
92570                           4     1,317,500       0.46      6.063       732     329,375     77.87      92.28    26.60    100.00
89149                           6     1,214,796       0.42      6.357       686     202,466     77.76      82.85    16.79     38.05
20720                           4     1,191,600       0.41      5.842       701     297,900     80.00     100.00   100.00    100.00
92122                           4     1,147,076       0.40      6.039       735     286,769     80.00      91.83     0.00    100.00
Other                       1,292   274,581,064      95.04      6.201       711     212,524     77.82      86.36    27.47     72.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,346  $288,918,571     100.00%     6.194%      712    $214,650     77.94%     86.57%   27.51%    72.93%
====================================================================================================================================



                                            Distribution by Remaining Months to Maturity

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
Remaining                  Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Months To                      Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Maturity                    Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                   1,346  $288,918,571     100.00%     6.194%      712    $214,650     77.94%     86.57%   27.51%    72.93%
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,346  $288,918,571     100.00%     6.194%      712    $214,650     77.94%     86.57%   27.51%    72.93%
====================================================================================================================================



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------


                                                  Distribution by Amortization Type

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Amortization                   Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Type                        Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 Year ARM                     29    $5,238,585       1.81%     6.578%      710    $180,641     76.82%     83.53%   18.78%    47.38%
10 Year ARM                    92    19,458,669       6.74      6.448       717     211,507     77.24      82.54    24.56     73.73
2 Year ARM                     57    13,246,016       4.58      6.713       701     232,386     77.97      87.33     8.70     63.87
3 Year ARM                    248    49,505,947      17.13      6.523       709     199,621     78.33      85.65    24.38     50.43
5 Year ARM                    869   191,417,184      66.25      6.043       712     220,273     78.02      87.56    29.08     79.75
7 Year ARM                     51    10,052,169       3.48      6.070       733     197,101     76.60      80.61    47.93     77.55
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,346  $288,918,571     100.00%     6.194%      712    $214,650     77.94%     86.57%   27.51%    72.93%
====================================================================================================================================



                                              Distribution by Prepayment Term (Months)

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Prepayment                     Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Term (Months)               Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                             905  $199,595,777      69.08%     6.136%      713    $220,548     77.82%     86.63%   31.23%    75.40%
12                            147    34,924,410      12.09      6.094       703     237,581     78.43      88.35    22.95     85.71
24                              4       389,653       0.13      6.765       691      97,413     79.23      87.12    47.65     52.35
30                              2       285,632       0.10      6.607       678     142,816     80.00      89.64     0.00     64.25
36                            214    39,640,151      13.72      6.523       711     185,234     77.57      84.86    18.34     53.20
42                              3       398,857       0.14      6.705       758     132,952     79.99      91.86    34.07      0.00
60                             71    13,684,091       4.74      6.305       724     192,734     79.43      85.86    11.26     64.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,346  $288,918,571     100.00%     6.194%      712    $214,650     77.94%     86.57%   27.51%    72.93%
====================================================================================================================================



                                                    Distribution by Periodic Cap

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Periodic Cap                Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00 - 1.49%                  395   $78,232,764      27.08%     6.718%      709    $198,058     78.69%     85.84%   13.91%    50.44%
2.00 - 2.49%                  951   210,685,807      72.92      5.999       713     221,541     77.67      86.84    32.56     81.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,346  $288,918,571     100.00%     6.194%      712    $214,650     77.94%     86.57%   27.51%    72.93%
====================================================================================================================================



                                                Distribution by Months to Rate Reset

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Months To                      Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Rate Reset                  Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 & Below                      3      $465,763       0.16%     6.001%      705    $155,254     73.94%     73.94%   64.15%    64.15%
11 - 20                        27     5,192,683       1.80      6.583       709     192,322     77.34      84.10    13.20     50.13
21 - 30                        57    12,922,668       4.47      6.734       702     226,713     77.92      87.63     9.66     62.22
31 - 40                       247    49,409,435      17.10      6.523       709     200,038     78.32      85.63    24.23     50.53
51 - 60                       869   191,417,184      66.25      6.043       712     220,273     78.02      87.56    29.08     79.75
71 - 80                         6     1,060,490       0.37      6.203       746     176,748     77.92      88.99    51.68     57.63
81 - 90                        45     8,991,679       3.11      6.054       731     199,815     76.45      79.62    47.48     79.89
111 - 120                      92    19,458,669       6.74      6.448       717     211,507     77.24      82.54    24.56     73.73
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,346  $288,918,571     100.00%     6.194%      712    $214,650     77.94%     86.57%   27.51%    72.93%
====================================================================================================================================


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------



                                                Distribution by Maximum Lifetime Rate

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Maximum Lifetime               Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Rate                        Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
10.49% & Below                 96   $21,887,216       7.58%     5.326%      721    $227,992     75.52%     85.76%   43.98%    85.40%
10.50 - 10.99%                384    88,194,887      30.53      5.702       712     229,674     76.63      86.27    38.26     84.36
11.00 - 11.49%                281    61,998,000      21.46      6.127       715     220,633     78.09      86.56    27.20     79.57
11.50 - 11.99%                209    44,954,119      15.56      6.542       708     215,091     79.48      87.83    21.56     75.39
12.00 - 12.49%                140    27,601,773       9.55      6.714       712     197,156     80.12      86.51    14.81     55.58
12.50 - 12.99%                129    25,200,808       8.72      6.794       703     195,355     78.20      85.16    15.15     47.98
13.00 - 13.49%                 82    14,801,935       5.12      7.188       707     180,511     79.45      88.17     9.28     40.41
13.50 - 13.99%                 23     4,008,210       1.39      7.729       710     174,270     77.98      86.56     6.75     22.24
14.00 - 14.49%                  2       271,623       0.09      8.124       737     135,812     84.97      94.99     0.00     33.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,346  $288,918,571     100.00%     6.194%      712    $214,650     77.94%     86.57%   27.51%    72.93%
====================================================================================================================================



                                                Distribution by Minimum Lifetime Rate

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Minimum                        Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Lifetime Rate               Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%                  890  $198,737,159      68.79%     6.012%      712    $223,300     77.19%     86.53%   28.21%    82.32%
2.50 - 2.99%                  420    81,967,319      28.37      6.633       710     195,160     79.20      86.37    23.79     50.07
3.00 - 3.49%                   36     8,214,093       2.84      6.209       716     228,169     83.58      89.55    47.54     74.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,346  $288,918,571     100.00%     6.194%      712    $214,650     77.94%     86.57%   27.51%    72.93%
====================================================================================================================================



                                                       Distribution by Margin

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Margin                      Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%                  894  $199,558,475      69.07%     6.013%      712    $223,220     77.25%     86.56%   28.51%    82.39%
2.50 - 2.99%                  419    81,669,917      28.27      6.639       710     194,916     79.09      86.27    23.12     49.80
3.00 - 3.49%                   33     7,690,179       2.66      6.153       719     233,036     83.79      90.03    48.12     73.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,346  $288,918,571     100.00%     6.194%      712    $214,650     77.94%     86.57%   27.51%    72.93%
====================================================================================================================================



                                                Distribution by First Adjustment Cap

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
First                      Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Adjustment                     Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Cap                         Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.51 - 2.00%                   53   $10,712,629       3.71%     6.113%      707    $202,125     75.93%     82.51%   49.92%    70.73%
2.51 - 3.00%                   79    18,418,262       6.37      6.458       704     233,143     78.39      87.74    24.37     63.79
4.51 - 5.00%                1,210   259,150,820      89.70      6.178       712     214,174     77.99      86.64    26.81     73.67
5.51 - 6.00%                    4       636,861       0.22      6.262       730     159,215     78.59      92.13    26.46     75.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,346  $288,918,571     100.00%     6.194%      712    $214,650     77.94%     86.57%   27.51%    72.93%
====================================================================================================================================



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------



                                                Distribution by Periodic Lifetime Cap

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Periodic                       Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Lifetime Cap                Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00%                1,018  $223,200,154      77.25%     6.079%      713    $219,254     77.99%     86.83%   29.30%    78.89%
5.51 - 6.00%                  328    65,718,416      22.75      6.583       707     200,361     77.78      85.68    21.40     52.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,346  $288,918,571     100.00%     6.194%      712    $214,650     77.94%     86.57%   27.51%    72.93%
====================================================================================================================================



                                                 Distribution by Interest Only Loans

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Interest                       Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Only Loans                  Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
N                             146   $26,096,675       9.03%     6.472%      715    $178,744     77.86%     82.42%   24.76%    57.07%
Y                           1,200   262,821,896      90.97      6.166       711     219,018     77.95      86.98    27.78     74.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,346  $288,918,571     100.00%     6.194%      712    $214,650     77.94%     86.57%   27.51%    72.93%
====================================================================================================================================



                                                 Distribution by Interest Only Term

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Interest                       Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Only Term                   Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                             146   $26,096,675       9.03%     6.472%      715    $178,744     77.86%     82.42%   24.76%    57.07%
36                             38     9,604,895       3.32      5.846       710     252,760     80.78      89.27    48.37     70.89
60                            788   175,475,354      60.74      5.991       711     222,684     77.98      87.72    29.62     81.59
84                             39     7,648,038       2.65      6.102       735     196,104     77.73      82.32    44.85     70.49
120                           335    70,093,610      24.26      6.657       710     209,235     77.53      85.32    18.48     57.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,346  $288,918,571     100.00%     6.194%      712    $214,650     77.94%     86.57%   27.51%    72.93%
====================================================================================================================================



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------


                          Group II Mortgage Loans(1)

         Scheduled Principal Balance:                          $603,737,148
         Number of Mortgage Loans:                                    2,230
         Average Scheduled Principal Balance:                      $270,734
         Interest Only Loans:                                         92.53%
         Weighted Average Gross Coupon:                               6.245%
         Weighted Average Net Coupon: (2)                             5.978%
         Weighted Average FICO Score:                                   714
         Weighted Average Original LTV Ratio:                         77.70%
         Weighted Average Stated Remaining Term (months):               359
         Weighted Average Seasoning (months):                             1
         Weighted Average Months to Roll:                                53
         Weighted Average Gross Margin:                                2.48%
         Weighted Average Initial Rate Cap:                            4.60%
         Weighted Average Periodic Rate Cap:                           1.61%
         Weighted Average Gross Maximum Lifetime Rate:                11.56%
(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.

                                              Distribution by Current Principal Balance


                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.    Pct.       Pct.
                               Of     Principal  Principal      Gross   Current   Principal  Original   Combined    Full      Owner
Current Principal Balance   Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV     Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                15      $585,377       0.10%     7.106%      699     $39,025     76.27%     85.81%   21.29%    26.24%
$50,001 - $75,000              45     2,903,416       0.48      6.890       704      64,520     75.37      84.49    39.11     27.85
$75,001 - $100,000             79     7,004,880       1.16      6.569       719      88,669     74.80      83.75    30.43     39.03
$100,001 - $125,000           149    16,883,070       2.80      6.344       718     113,309     78.75      89.11    40.77     53.78
$125,001 - $150,000           175    24,175,668       4.00      6.239       710     138,147     77.78      87.30    36.18     61.59
$150,001 - $200,000           358    63,119,868      10.45      6.199       707     176,312     77.68      86.95    35.22     67.52
$200,001 - $250,000           333    74,892,266      12.40      6.171       710     224,902     78.02      87.38    32.26     73.82
$250,001 - $300,000           322    88,813,009      14.71      6.139       713     275,817     77.97      87.38    23.71     79.83
$300,001 - $350,000           231    75,213,051      12.46      6.127       706     325,598     78.45      88.29    25.89     84.05
$350,001 - $400,000           177    66,335,801      10.99      6.220       723     374,779     78.01      87.98    32.86     77.12
$400,001 - $450,000            88    37,632,789       6.23      6.476       721     427,645     78.70      88.31    21.63     75.01
$450,001 - $500,000           107    51,245,989       8.49      6.329       719     478,934     77.56      85.81    18.62     81.28
$500,001 - $550,000            46    24,202,597       4.01      6.336       727     526,143     77.67      87.63    26.23     82.45
$550,001 - $600,000            38    21,673,968       3.59      6.300       714     570,368     77.47      89.72    20.83     94.83
$600,001 - $650,000            44    27,802,242       4.61      6.307       719     631,869     75.57      85.62    11.50     86.55
$650,001 - $700,000             4     2,734,550       0.45      6.741       708     683,638     69.70      78.30     0.00    100.00
$700,001 - $750,000             1       750,000       0.12      6.000       709     750,000     70.93      79.96     0.00    100.00
$750,001 - $800,000             3     2,327,281       0.39      7.169       705     775,760     76.67      86.64    33.09     66.91
$850,001 - $900,000             5     4,369,843       0.72      6.400       684     873,969     76.47      80.53    39.96     80.31
$900,001 - $950,000             3     2,828,000       0.47      6.292       704     942,667     78.91      78.91     0.00     66.76
$950,001 - $1,000,000           2     1,959,074       0.32      6.314       735     979,537     76.84      87.95     0.00    100.00
$1,000,001 - $1,500,000         5     6,284,409       1.04      6.257       708   1,256,882     70.42      73.51    40.95    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      2,230  $603,737,148     100.00%     6.245%      714    $270,734     77.70%     87.16%   27.26%    76.85%
====================================================================================================================================


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------


                                                    Distribution by Current Rate

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Current Rate                Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00%                   11    $4,118,775       0.68%     4.875%      728    $374,434     75.16%     82.61%   69.08%    87.77%
5.01 - 5.50%                  291    72,858,232      12.07      5.393       717     250,372     76.79      85.29    53.63     84.06
5.51 - 6.00%                  675   181,326,991      30.03      5.826       718     268,633     76.75      86.23    37.81     85.32
6.01 - 6.50%                  595   174,873,750      28.97      6.328       717     293,905     77.75      87.67    18.94     80.26
6.51 - 7.00%                  404   111,048,497      18.39      6.793       706     274,873     78.71      87.96    13.72     65.42
7.01 - 7.50%                  184    45,858,252       7.60      7.278       705     249,230     79.09      88.92     9.76     55.68
7.51 - 8.00%                   64    12,185,472       2.02      7.738       706     190,398     82.42      91.59    10.25     43.18
8.01 - 8.50%                    6     1,467,180       0.24      8.233       707     244,530     84.73      92.89     0.00     42.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                      2,230  $603,737,148     100.00%     6.245%      714    $270,734     77.70%     87.16%   27.26%    76.85%
====================================================================================================================================



                                                        Distribution by FICO

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
FICO                        Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
800 - 819                      42   $11,836,994       1.96%     6.122%      806    $281,833     76.48%     83.24%   32.38%    69.11%
780 - 799                     156    41,476,989       6.87      6.190       788     265,878     76.96      85.53    30.88     61.40
760 - 779                     208    57,110,696       9.46      6.143       769     274,571     78.21      87.13    27.17     70.64
740 - 759                     255    73,874,614      12.24      6.178       749     289,704     78.13      89.22    19.98     75.38
720 - 739                     282    82,339,676      13.64      6.216       730     291,985     78.08      89.15    16.70     76.79
700 - 719                     349    91,289,229      15.12      6.222       710     261,574     78.58      88.67    19.02     79.37
680 - 699                     335    90,386,768      14.97      6.309       689     269,811     77.66      87.57    25.93     77.26
660 - 679                     347    88,148,908      14.60      6.325       670     254,031     78.15      87.87    38.37     79.65
640 - 659                     165    42,961,866       7.12      6.397       651     260,375     75.23      81.11    38.21     85.24
620 - 639                      86    23,122,290       3.83      6.261       631     268,864     76.09      80.72    50.41     89.81
600 - 619                       3       641,000       0.11      6.028       611     213,667     52.29      52.29   100.00    100.00
580 - 599                       1       174,000       0.03      6.125       599     174,000     64.44      64.44   100.00    100.00
NA                              1       374,118       0.06      5.125         0     374,118     78.13      78.13   100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      2,230  $603,737,148     100.00%     6.245%      714    $270,734     77.70%     87.16%   27.26%    76.85%
====================================================================================================================================



                                                    Distribution by Original LTV

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Original LTV                Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
30.00% & Below                 11    $1,924,334       0.32%     6.249%      734    $174,939     23.45%     23.45%   19.01%    41.68%
30.01 - 40.00%                 10     2,568,600       0.43      6.205       689     256,860     36.14      36.14    50.13     59.51
40.01 - 50.00%                 27     6,292,796       1.04      5.824       727     233,067     45.79      45.79    55.96     87.96
50.01 - 60.00%                 71    17,648,632       2.92      6.036       709     248,572     56.01      59.84    27.36     84.25
60.01 - 70.00%                160    49,737,712       8.24      6.193       710     310,861     67.68      72.73    30.91     60.85
70.01 - 80.00%              1,764   481,387,865      79.73      6.239       714     272,896     79.19      90.38    26.78     79.12
80.01 - 85.00%                  9     3,150,860       0.52      6.409       713     350,096     85.00      85.00    11.72     73.72
85.01 - 90.00%                128    29,056,865       4.81      6.528       714     227,007     89.71      89.71    23.63     58.25
90.01 - 95.00%                 49    11,612,299       1.92      6.563       732     236,986     94.86      94.86    22.87     90.55
95.01 - 100.00%                 1       357,184       0.06      5.990       646     357,184    100.00     100.00   100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      2,230  $603,737,148     100.00%     6.245%      714    $270,734     77.70%     87.16%   27.26%    76.85%
====================================================================================================================================


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------


                                                    Distribution by Document Type


                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Document Type               Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full/Alt                      665  $164,557,772      27.26%     5.942%      706    $247,455     76.95%     87.15%  100.00%    75.37%
No Doc                        106    30,596,769       5.07      6.547       718     288,649     76.30      77.10     0.00     92.85
Stated Income/Stated
  Assets                      290    69,533,864      11.52      5.901       738     239,772     78.67      84.37     0.00     77.57
Stated Income/Verified
  Assets                    1,169   339,048,743      56.16      6.436       712     290,033     78.00      88.64     0.00     75.98
------------------------------------------------------------------------------------------------------------------------------------
Total:                      2,230  $603,737,148     100.00%     6.245%      714    $270,734     77.70%     87.16%   27.26%    76.85%
====================================================================================================================================



                                                    Distribution by Loan Purpose

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Loan Purpose                Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance             400  $111,583,037      18.48%     6.235%      693    $278,958     71.90%     74.57%   34.47%    80.37%
Purchase                    1,623   436,197,312      72.25      6.255       721     268,760     79.60      91.09    24.14     75.58
Rate/Term Refinance           207    55,956,799       9.27      6.191       698     270,323     74.53      81.61    37.19     79.73
------------------------------------------------------------------------------------------------------------------------------------
Total:                      2,230  $603,737,148     100.00%     6.245%      714    $270,734     77.70%     87.16%   27.26%    76.85%
====================================================================================================================================



                                                  Distribution by Occupancy Status

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Occupancy Status            Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Non Owner                     472  $102,399,001      16.96%     6.651%      723    $216,947     76.24%     81.19%   32.20%     0.00%
Owner Occupied              1,594   463,978,110      76.85      6.167       711     291,078     77.84      88.59    26.73    100.00
Second Home                   164    37,360,037       6.19      6.104       729     227,805     80.03      85.74    20.23      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      2,230  $603,737,148     100.00%     6.245%      714    $270,734     77.70%     87.16%   27.26%    76.85%
====================================================================================================================================



                                                    Distribution by Property Type

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Property Type               Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                    130   $34,665,026       5.74%     6.675%      714    $266,654     76.36%     82.78%   26.44%    43.92%
Condo                         360    85,156,387      14.10      6.200       723     236,546     78.90      87.87    27.09     71.68
Co-op                           3       399,427       0.07      6.251       677     133,142     76.88      76.88    26.06    100.00
Pud                           629   170,014,461      28.16      6.164       713     270,293     78.45      89.30    29.64     79.72
Single Family               1,108   313,501,846      51.93      6.254       712     282,944     77.13      86.30    26.10     80.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                      2,230  $603,737,148     100.00%     6.245%      714    $270,734     77.70%     87.16%   27.26%    76.85%
====================================================================================================================================


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------



                                                        Distribution by State

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
State                       Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA - Southern                 345  $117,917,749      19.53%     6.162%      715    $341,791     76.93%     87.76%   20.51%    86.13%
CA - Northern                 251    96,307,476      15.95      6.281       718     383,695     76.84      87.14    16.90     84.14
FL                            236    52,007,794       8.61      6.337       714     220,372     78.77      86.88    15.60     61.14
VA                            140    46,791,537       7.75      6.208       719     334,225     78.19      87.60    32.98     78.20
AZ                            132    32,057,918       5.31      6.246       713     242,863     77.73      86.09    35.08     67.94
NV                            125    31,979,855       5.30      6.175       716     255,839     78.29      85.50    25.02     71.03
MD                             91    28,704,288       4.75      6.121       710     315,432     77.07      85.34    42.85     80.06
WA                             94    23,760,978       3.94      6.095       711     252,776     77.96      90.40    36.75     83.62
IL                             81    19,680,315       3.26      6.348       704     242,967     78.80      88.72    26.42     84.51
CO                             92    18,928,340       3.14      6.262       709     205,743     78.79      90.16    44.10     71.56
Other                         643   135,600,898      22.46      6.323       711     210,888     78.05      86.41    34.46     70.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                      2,230  $603,737,148     100.00%     6.245%      714    $270,734     77.70%     87.16%   27.26%    76.85%
====================================================================================================================================



                                                      Distribution by Zip Code

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Zip Code                    Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
95757                           7    $3,214,958       0.53%     5.857%      710    $459,280     78.37%     87.30%   55.54%    83.89%
92373                           4     2,545,000       0.42      5.884       733     636,250     75.70      85.84     0.00     80.35
92563                           7     2,381,248       0.39      5.888       704     340,178     79.03      92.83    14.45    100.00
95835                           8     2,280,360       0.38      6.392       709     285,045     80.62      93.69    34.25     66.60
91913                           6     2,192,348       0.36      6.202       730     365,391     80.00      98.62    47.28    100.00
20002                           6     2,153,978       0.36      6.466       709     358,996     79.99      90.23    16.70     71.44
92392                           7     2,097,842       0.35      6.103       725     299,692     83.83      93.76    28.10    100.00
85255                           3     2,061,100       0.34      6.478       701     687,033     73.38      76.26    19.21     66.23
94587                           5     2,047,200       0.34      6.863       727     409,440     75.76      89.13     0.00     61.41
91730                           6     2,046,513       0.34      5.811       724     341,086     77.56      89.72    25.67     69.17
Other                       2,171   580,716,600      96.19      6.248       714     267,488     77.68      87.06    27.34     76.71
------------------------------------------------------------------------------------------------------------------------------------
Total:                      2,230  $603,737,148     100.00%     6.245%      714    $270,734     77.70%     87.16%   27.26%    76.85%
====================================================================================================================================



                                            Distribution by Remaining Months to Maturity

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
Remaining                  Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Months To                      Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Maturity                    Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                   2,230  $603,737,148     100.00%     6.245%      714    $270,734     77.70%     87.16%   27.26%    76.85%
------------------------------------------------------------------------------------------------------------------------------------
Total:                      2,230  $603,737,148     100.00%     6.245%      714    $270,734     77.70%     87.16%   27.26%    76.85%
====================================================================================================================================



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------



                                                  Distribution by Amortization Type

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Amortization                   Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Type                        Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 Year ARM                     72   $21,316,069       3.53%     6.899%      695    $296,057     78.71%     88.30%   12.01%    50.87%
10 Year ARM                   112    26,465,071       4.38      6.404       716     236,295     76.82      84.05    23.61     72.72
2 Year ARM                    124    41,109,243       6.81      6.552       722     331,526     78.57      91.99    10.39     78.80
3 Year ARM                    448   136,145,343      22.55      6.433       715     303,896     77.97      87.68    20.18     72.24
5 Year ARM                  1,345   342,906,280      56.80      6.095       713     254,949     77.60      86.98    30.92     80.40
7 Year ARM                    129    35,795,140       5.93      6.110       722     277,482     76.71      82.88    50.23     76.71
------------------------------------------------------------------------------------------------------------------------------------
Total:                      2,230  $603,737,148     100.00%     6.245%      714    $270,734     77.70%     87.16%   27.26%    76.85%
====================================================================================================================================



                                               Distribution by Prepayment Term Months

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Prepayment                     Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Term Months                 Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                           1,608  $460,309,354      76.24%     6.216%      716    $286,262     77.81%     87.17%   30.08%    80.89%
12                            186    47,839,340       7.92      6.037       702     257,201     76.42      87.48    21.09     82.83
24                              5       379,029       0.06      7.075       708      75,806     79.50      95.80    62.54     37.46
30                              1        64,371       0.01      6.125       736      64,371     80.00      80.00     0.00      0.00
36                            334    76,665,314      12.70      6.544       710     229,537     77.63      86.80    17.53     53.50
42                              4     1,008,117       0.17      7.310       722     252,029     79.87      92.14     0.00     23.91
60                             92    17,471,623       2.89      6.202       710     189,909     78.56      86.97    13.43     60.79
------------------------------------------------------------------------------------------------------------------------------------
Total:                      2,230  $603,737,148     100.00%     6.245%      714    $270,734     77.70%     87.16%   27.26%    76.85%
====================================================================================================================================



                                                    Distribution by Periodic Cap

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Periodic Cap                Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00 - 1.49%                  778  $238,430,160      39.49%     6.608%      715    $306,466     78.19%     88.67%   13.37%    70.68%
2.00 - 2.49%                1,452   365,306,988      60.51      6.008       713     251,589     77.39      86.17    36.32     80.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                      2,230  $603,737,148     100.00%     6.245%      714    $270,734     77.70%     87.16%   27.26%    76.85%
====================================================================================================================================



                                                Distribution by Months to Rate Reset

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Months To                      Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Rate Reset                  Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 & Below                     11    $3,533,975       0.59%     6.770%      689    $321,270     80.31%     86.65%   24.45%    35.32%
11 - 20                        61    17,782,095       2.95      6.925       697     291,510     78.40      88.63     9.53     53.96
21 - 30                       130    42,170,008       6.98      6.545       722     324,385     78.52      91.78    10.56     78.78
31 - 40                       442   135,084,578      22.37      6.434       715     305,621     77.98      87.71    20.21     72.19
51 - 60                     1,345   342,906,280      56.80      6.095       713     254,949     77.60      86.98    30.92     80.40
71 - 80                        14     2,702,874       0.45      6.322       721     193,062     81.73      93.57    59.21     52.36
81 - 90                       115    33,092,267       5.48      6.092       722     287,759     76.30      82.01    49.50     78.70
111 - 120                     111    26,373,871       4.37      6.404       715     237,602     76.81      83.99    23.69     72.62
> 121                           1        91,200       0.02      6.625       754      91,200     80.00     100.00     0.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      2,230  $603,737,148     100.00%     6.245%      714    $270,734     77.70%     87.16%   27.26%    76.85%
====================================================================================================================================


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------



                                                Distribution by Maximum Lifetime Rate

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Maximum Lifetime               Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Rate                        Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
10.49% & Below                140   $34,486,404       5.71%     5.313%      713    $246,331     76.34%     84.08%   48.08%    83.21%
10.50 - 10.99%                593   149,013,695      24.68      5.706       716     251,288     76.73      86.20    45.95     85.65
11.00 - 11.49%                478   132,977,430      22.03      6.130       716     278,195     77.54      86.66    29.10     81.38
11.50 - 11.99%                364   103,172,722      17.09      6.447       716     283,442     77.95      87.19    21.28     75.18
12.00 - 12.49%                231    68,419,820      11.33      6.528       717     296,190     78.30      88.39     8.26     76.91
12.50 - 12.99%                225    67,717,654      11.22      6.773       707     300,967     78.36      87.84    11.78     65.92
13.00 - 13.49%                136    34,335,754       5.69      7.180       704     252,469     79.43      90.52    12.32     52.70
13.50 - 13.99%                 55    12,121,633       2.01      7.660       705     220,393     80.89      91.70     8.27     49.13
14.00 - 14.49%                  7     1,144,036       0.19      8.098       710     163,434     81.49      94.76     0.00     47.35
14.50 - 14.99%                  1       348,000       0.06      8.500       669     348,000     80.00      90.00     0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      2,230  $603,737,148     100.00%     6.245%      714    $270,734     77.70%     87.16%   27.26%    76.85%
====================================================================================================================================



                                                Distribution by Minimum Lifetime Rate

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Minimum                        Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Lifetime Rate               Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%                1,322  $326,123,210      54.02%     6.073%      713    $246,689     77.47%     87.95%   27.50%    84.52%
2.50 - 2.99%                  837   251,115,555      41.59      6.490       714     300,019     78.07      86.51    24.85     67.02
3.00 - 3.49%                   71    26,498,383       4.39      6.046       730     373,217     77.12      83.55    47.01     75.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                      2,230  $603,737,148     100.00%     6.245%      714    $270,734     77.70%     87.16%   27.26%    76.85%
====================================================================================================================================



                                                       Distribution by Margin

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Margin                      Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%                1,324  $326,584,500      54.09%     6.073%      713    $246,665     77.49%     87.95%   27.61%    84.54%
2.50 - 2.99%                  836   250,716,865      41.53      6.492       714     299,901     78.04      86.50    24.71     66.94
3.00 - 3.49%                   70    26,435,783       4.38      6.041       730     377,654     77.11      83.52    47.13     75.83
------------------------------------------------------------------------------------------------------------------------------------
Total:                      2,230  $603,737,148     100.00%     6.245%      714    $270,734     77.70%     87.16%   27.26%    76.85%
====================================================================================================================================



                                                Distribution by First Adjustment Cap

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
First                      Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Adjustment                     Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Cap                         Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.51 - 2.00%                  125   $37,345,502       6.19%     6.402%      704    $298,764     78.78%     86.12%   29.47%    68.64%
2.51 - 3.00%                  181    64,661,164      10.71      6.313       726     357,244     77.39      88.45    25.03     77.43
4.51 - 5.00%                1,922   501,322,281      83.04      6.225       713     260,834     77.67      87.07    27.34     77.45
5.51 - 6.00%                    2       408,200       0.07      6.401       759     204,100     76.51      76.51    69.82      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      2,230  $603,737,148     100.00%     6.245%      714    $270,734     77.70%     87.16%   27.26%    76.85%
====================================================================================================================================


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-15                        Preliminary Structural and Collateral Term Sheet                   December 5, 2005
-----------------------------------------------------------------------------------------------------------------------




                                                Distribution by Periodic Lifetime Cap

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Periodic                       Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Lifetime Cap                Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00%                1,600  $412,561,638      68.33%     6.117%      714    $257,851     77.55%     86.50%   31.94%    79.31%
5.51 - 6.00%                  630   191,175,510      31.67      6.522       714     303,453     78.03      88.58    17.15     71.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                      2,230  $603,737,148     100.00%     6.245%      714    $270,734     77.70%     87.16%   27.26%    76.85%
====================================================================================================================================



                                                 Distribution by Interest Only Loans

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Interest                       Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Only Loans                  Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
N                             197   $45,085,535       7.47%     6.386%      714    $228,861     77.45%     83.28%   26.07%    69.81%
Y                           2,033   558,651,613      92.53      6.234       714     274,792     77.72      87.47    27.35     77.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                      2,230  $603,737,148     100.00%     6.245%      714    $270,734     77.70%     87.16%   27.26%    76.85%
====================================================================================================================================



                                                 Distribution by Interest Only Term

                                                   Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                  Pool By       Avg.      Avg.        Avg.      Avg.       Avg.     Pct.       Pct.
Interest                       Of     Principal  Principal      Gross   Current   Principal  Original   Combined     Full      Owner
Only Term                   Loans       Balance    Balance     Coupon      FICO     Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                             197   $45,085,535       7.47%     6.386%      714    $228,861     77.45%     83.28%   26.07%    69.81%
6                               1     1,094,409       0.18      6.000       767   1,094,409     70.00      70.00     0.00    100.00
36                             99    39,016,035       6.46      5.919       726     394,101     77.73      84.85    41.19     76.70
60                          1,160   289,576,575      47.96      6.034       711     249,635     77.82      87.51    33.24     80.92
84                             96    27,730,739       4.59      6.100       725     288,862     77.91      83.87    47.50     72.14
120                           677   201,233,854      33.33      6.602       714     297,244     77.60      88.51    13.56     73.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                      2,230  $603,737,148     100.00%     6.245%      714    $270,734     77.70%     87.16%   27.26%    76.85%
====================================================================================================================================

------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

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